As filed with the Securities and Exchange Commission on November 25, 2009
                                                Securities Act File No. 33-48220
                                       Investment Company Act File No. 811-06687

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

     Pre-Effective Amendment No. __                                          [ ]
     Post-Effective Amendment No. 24                                         [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

     Amendment No. 26                                                        [X]


                         THE GABELLI MONEY MARKET FUNDS
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Center, Rye, New York 10580-1422
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and Address of Agent for Service)

                                   Copies to:

Peter D. Goldstein               Michael R. Rosella, Esq.
The Gabelli Money Market Funds   Paul, Hastings, Janofsky & Walker LLP
One Corporate Center             75 East 55th Street
Rye, New York 10580-1422         New York, New York 10022


     It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b);or

[ ]  on ___________ pursuant to paragraph (b);or

[ ]  60 days after filing pursuant to paragraph (a)(1);or

[x]  on January 28, 2010 pursuant to paragraph (a)(1);or

[ ]  75 days after filing pursuant to paragraph (a)(2);or

[ ]  on ________ pursuant to paragraph (a)(2) of Rule 485.


     If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                  THE GABELLI U.S. TREASURY MONEY MARKET FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  800-GABELLI
                                 (800-422-3554)
                               FAX: 914-921-5118
                            WEBSITE: www.gabelli.com
                            E-MAIL: info@gabelli.com
                  (Net Asset Value per share and current yield
                        may be obtained daily by calling
                          800-GABELLI after 6:00 p.m.)

                                   QUESTIONS?

                                Call 800-GABELLI
                       or your investment representative.


                                TABLE OF CONTENTS



SUMMARY .................................................................   [__]
MANAGEMENT OF THE FUND ..................................................   [__]
PURCHASE OF SHARES ......................................................   [__]
REDEMPTION OF SHARES ....................................................   [__]
EXCHANGE OF SHARES ......................................................   [__]
PRICING OF FUND SHARES ..................................................   [__]
DIVIDENDS AND DISTRIBUTIONS .............................................   [__]
TAX INFORMATION .........................................................   [__]
MAILINGS TO SHAREHOLDERS AND E-DELIVERY .................................   [__]
FINANCIAL HIGHLIGHTS ....................................................   [__]



THE GABELLI U.S. TREASURY MONEY MARKET FUND (THE "FUND")



A PORTFOLIO OF THE GABELLI MONEY MARKET FUNDS



SHARE CLASS   TICKER SYMBOL
-----------   -------------
CLASS AAA     SHARES GABXX


PROSPECTUS


JANUARY 28, 2010


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY


                              INVESTMENT OBJECTIVE


The Fund seeks to provide high current income consistent with the preservation of principal and liquidity.



FEES AND EXPENSES OF THE FUND:



This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.



SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price) .............................................................     None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price) .....     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ....................     None
Redemption Fees ................................................................   $ 5.00
Exchange Fee ...................................................................     None
Account Closeout Fee ...........................................................   $ 5.00
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees ................................................................     0.30%
Other Expenses .................................................................     0.06%
                                                                                   ------
Total Annual Fund Operating Expenses ...........................................     0.36%
   Less Fee Waiver and/or Expense Reimbursement(1) .............................    (0.28)%
                                                                                   ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense
   Reimbursement(1) ............................................................     0.08%
                                                                                   ======



----------
(1) Gabelli Funds, LLC (the "Manager") has contractually agreed to waive all or a portion of its investment management fee and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding interest, acquired fund fees and expenses, taxes, and extraordinary expenses) at no more than 0.08% of the Fund's average daily net assets for Class AAA Shares. This arrangement is in effect through January 31, 2011, and is thereafter renewable for an additional one-year period upon written agreement between the Manager and the Fund.



                                 EXPENSE EXAMPLE



This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, and that the Fund's operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $13       $84       $173      $435



You would pay the following expenses if you did not redeem your Class AAA Shares of the Fund:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $8       $79       $168      $430



                         PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. Treasury obligations, including U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury strips, which have remaining maturities of 397 days or less. Currently, the Fund invests exclusively in such U.S. Treasury obligations.

                                 PRINCIPAL RISKS



An investment in the Fund is subject to the risk that the Fund's yield will decline due to falling interest rates. Other factors may affect the market price and yield of the Fund's securities, including investor demand, domestic, and worldwide economic conditions. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund can achieve its investment objective.



Recently, money market funds have experienced significant pressures from shareholder redemptions and historically low yields on securities they can hold. Therefore, it is possible that a money market fund may no longer be able to value its shares at $1.00.



YOU MAY WANT TO INVEST IN THE FUND IF:



     -    you are a long-term investor



     - you desire a fund with lower expenses than the average U.S. Treasury money market fund



     - you seek stability of principal more than growth of capital or high current income



     -    you seek income free from state and local taxes



     -    you intend to exchange into other Gabelli sponsored mutual funds



                                   PERFORMANCE



The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing the Fund's average annual returns for one year, five years, and ten years. For current 7 day yield information on the Fund, call 800-GABELLI (800-422-3554). The Fund's 7 day yield also typically appears in THE WALL STREET JOURNAL weekly, currently each Thursday. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions.


                   THE GABELLI U.S. TREASURY MONEY MARKET FUND
    (TOTAL RETURN FOR THE CLASS AAA SHARES FOR THE PERIODS ENDED DECEMBER 31)

                                  (BAR CHART)


2000   5.79%
2001   3.80%
2002   1.46%
2003   0.83%
2004   0.95%
2005   2.72%
2006   4.74%
2007   4.74%
2008   2.08%
2009   [__]%



During the periods shown in the bar chart, the highest return for a quarter was [1.49]% (quarter ended [December 31, 2000]) and the lowest return for a quarter was [0.17]% (quarter ended [June 30, 2004]).

      AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2009)   PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
-----------------------------------------   -------------   ---------------   --------------
The Gabelli U.S. Treasury
Money Market Fund
   Class AAA Shares
   Return Before Taxes ..................        __%              __%               __%



                                   MANAGEMENT



THE MANAGER. Gabelli Funds, LLC serves as the Manager to the Fund.



                        PURCHASE AND SALE OF FUND SHARES



PURCHASE OF SHARES. You can purchase the Fund's shares on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day").You may purchase shares in one of the following ways:



     -    BY MAIL OR IN PERSON.



BY MAIL                 BY PERSONAL DELIVERY
--------                --------------------
THE GABELLI FUNDS       THE GABELLI FUNDS
P.O. BOX 8308           C/O BFDS
BOSTON, MA 02266-8308   30 DAN ROAD
                        CANTON, MA 02021-2809



     - BY BANK WIRE. You must first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number.



                       STATE STREET BANK AND TRUST COMPANY
                     225 FRANKLIN STREET, BOSTON, MA 02110
                       ABA #011-0000-28 REF DDA #99046187
                  RE: GABELLI U.S. TREASURY MONEY MARKET FUND
                              ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]



The minimum initial investment must be at least $10,000 ($3,000 for registered shareholders of other mutual funds managed by the Manager or its affiliates). The minimum initial investment is $1,000 for individual retirement accounts ("IRAs"), "Roth" IRAs, or "Coverdell" Education Savings Plans. There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.



REDEMPTION OF SHARES. You may redeem shares of the Fund on any Business Day in one of the following ways:



     - BY LETTER- you may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308.



     -    BY TELEPHONE OR THE INTERNET-



     - TELEPHONE OR INTERNET REDEMPTION BY CHECK- The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days and charge you $5.00 for this service.



          TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE- The Fund accepts telephone or Internet requests for wire redemptions in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day. The Fund will deduct a wire fee (currently $5.00) from your account if you redeem less than $5,000.



     - AUTOMATIC CASH WITHDRAWAL PLAN You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street.



     - BY CHECK DRAFT. You may write checks on your account with the Fund in the amount of $500 or more.



For more information about purchasing and redeeming shares, turn to "Purchase of Shares" and "Redemption of Shares" on page [__] and [__], respectively.



                                 TAX INFORMATION



The Fund's distributions will generally be taxable as ordinary income or long-term capital gains.



          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE,
                    INVESTMENT STRATEGIES AND RELATED RISKS



The Fund seeks to provide high current income consistent with the preservation of principal and liquidity. The investment objective of the Fund is fundamental and may not be changed without shareholder approval.



Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. Treasury obligations, including U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury strips (the "80% Investment Policy"). Currently, the Fund invests exclusively in such U.S. Treasury obligations. The Fund's 80% Investment Policy may be changed by the Fund's Board of Trustees (the "Board") without shareholder approval. Shareholders will, however, receive notice at least 60 days' prior to any such changes. The Fund attempts to maintain a constant net asset value ("NAV") of $1.00 per share by purchasing only securities with 397 days or less remaining to maturity and limiting the dollar weighted average maturity of its portfolio to 90 days. However, price stability is not guaranteed, and there is no assurance that the Fund will avoid losses to principal if interest rates rise sharply in an unusually short period of time.



An investment in the Fund should have minimal credit risk because it invests only in securities backed by the federal government, the most creditworthy issuer of fixed income instruments. However, an investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund can achieve its investment objective.



PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").



                             MANAGEMENT OF THE FUND



THE MANAGER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment manager to the Fund. The Manager makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the operations of the Fund under the general supervision of the Fund's Board. The Manager also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Manager is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980.The Manager is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the NYSE.



As compensation for its services and the related expenses borne by the Manager, the Manager is entitled to receive a fee, computed daily and payable monthly, equal on an annual basis to 0.30% of the Fund's average daily net assets (the "Management Fee"). The Manager contractually has agreed to waive all or a portion of its Management Fee and/or to reimburse certain expenses of the Fund as described in the Fee Table above. This arrangement has the effect of lowering the overall expense ratio of the Fund and increasing yield to investors in the Fund. For the fiscal year ended September 30, 2009, the Manager received a management fee at the rate of [0.08]% of the Fund's average daily net assets, net of fee waivers.



The Fund's semi-annual report to shareholders for the period ended March 31, 2009, contained a discussion of the basis of the Board's determination to continue the investment management arrangements as described above.



                               PURCHASE OF SHARES



You can purchase the Fund's shares on any Business Day. The Fund's Class AAA Shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or a similar service, or (ii) where Gabelli & Company, Inc., the Fund's distributor (the "Distributor") has entered into an agreement permitting the financial intermediary to offer Class AAA Shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.



     - BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli U.S. Treasury Money Market Fund" to:



BY MAIL                 BY PERSONAL DELIVERY
-------                 --------------------
THE GABELLI FUNDS       THE GABELLI FUNDS
P.O. BOX 8308           C/O BFDS
BOSTON, MA 02266-8308   30 DAN ROAD
                        CANTON, MA 02021-2809



You can obtain a subscription order form by calling 800-GABELLI (800-422-3554) or by visiting our web-site at www.gabelli.com. Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, and the name of the Fund. If a shareholder pays for shares by check, the shareholder will begin to earn daily dividends on the first Business Day following receipt of the check.



     - BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:



                       STATE STREET BANK AND TRUST COMPANY
                     225 FRANKLIN STREET, BOSTON, MA 02110
                       ABA #011-0000-28 REF DDA #99046187
                RE: THE GABELLI U.S. TREASURY MONEY MARKET FUND
                              ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]



          If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although

          State Street Bank and Trust Company ("State Street") the transfer agent will not charge you for receiving wire transfers. If your wire is received by the Fund before noon (Eastern Time) on a business day, you will begin earning dividends on the day of receipt.



SHARE PRICE. The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form but does not issue the shares to you until it receives full payment. If you purchase shares by check, your shares will not be issued until the first Business Day after receipt of your check and you will not be entitled to earn a daily dividend until then. See "Pricing of Fund Shares" for a description of the calculation of the NAV.



MINIMUM INVESTMENTS. Your minimum initial investment must be at least $10,000 ($3,000 for registered shareholders of other mutual funds managed by the Manager or its affiliates). See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Participating Organizations may have different minimum investment requirements.



RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available Individual Retirement Accounts ("IRA"), "Roth" IRA, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans; the Fund does not currently act as a sponsor to such plans. Fund shares also may be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $1,000. There is no subsequent minimum investment requirement for retirement plans.



AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum monthly investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.



TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.



GENERAL. State Street will not issue share certificates. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements.



CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.

                              REDEMPTION OF SHARES


You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission (the "SEC") orders the Fund to suspend redemptions.


The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form. See "Pricing of Fund Shares" for a description of the calculation of NAV.



The Fund will charge your account $5.00 for each telephone request for bank wire redemption under $5,000 or telephone request for redemption by check. The Fund will also charge a $5.00 account close-out fee when you redeem all shares in your account, except for Fund exchanges and wire transfers. These charges will be paid to State Street and will reduce the transfer agency expenses otherwise payable by the Fund. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days.



You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.



     -    BY LETTER. You may mail a letter requesting redemption of shares to:
          THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.


     - BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United
          States) or by visiting our website at www.gabelli.com. YOU MAY NOT REDEEM FUND SHARES HELD THROUGH AN IRA THROUGH THE INTERNET. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Manager (see "Exchanges of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

          1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days and charge you $5.00 for this service.

          2. Telephone or Internet Redemption By Bank Wire. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day unless your redemption order was received by noon in which case the proceeds will normally be wired on the same Business Day. The Fund will deduct a wire fee (currently $5.00) from your account if you redeem less than $5,000.


     - AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.



     - BY CHECK DRAFT. You may write checks on your account with the Fund in the amount of $500 or more. Simply request the check writing service on your subscription order form and the Fund will send you checks. The Fund will not honor a check if (i) you purchased shares by check and the check has not cleared, (ii) the check would close out your account, (iii) the amount of the check is higher than funds available in your account, (iv) the check is written for less than $500, or (v) the check contains an irregularity in the signature or otherwise. In the case of (iii), (iv), and (v), State Street will charge your account a $15 fee. The Fund may change or terminate the check writing service or impose additional charges at any time.



INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA account) if the Fund's value falls below $1,000 as a result of redemptions. You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.



REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the NAV next determined after the time as of which the Fund, or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within 7 days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.



FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. Money market funds are often used by investors for short-term investments, in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without redemption fees. For this reason the Board has determined not to adopt policies and procedures, or impose redemption fees or other restrictions such as minimum holding periods, in order to not deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the Fund's yield and current market yields, which could have the effect of reducing the Fund's yield. In addition, frequent purchases and redemptions of the Fund's shares will increase the Fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the portfolio by the Manager. Most portfolio transaction costs are not included in the Fund's annual operating expenses shown in the Fund's fee table in the prospectus, but do detract from the Fund's performance. However, the Fund reserves the right to limit or restrict purchases in the Fund if it is in the best interest of the Fund's existing shareholders.

The boards of the various Gabelli non-money market mutual funds have approved policies and procedures that are intended to discourage abusive trading practices in these mutual funds and that may apply to exchanges from or into the Fund. If you plan to exchange your Fund shares for shares of a non-money market mutual fund, please read the prospectus of that other mutual fund.

                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for the same class of shares of any other open-end fund managed by the Manager or its affiliates based on its relative NAV at the time of exchange.The Fund also offers an automatic monthly exchange privilege. To obtain a list of the funds whose shares you may acquire through an exchange or details on the automatic monthly exchange privilege, call 800-GABELLI (800-422-3554).The Fund or any of the other funds may impose limitations on, or modify, or terminate the exchange privilege with respect to such fund or any investor at any time.You will be given notice 60 days prior to any material change in the exchange privilege.


In effecting an exchange:

     - you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

     - if you are exchanging into a fund with a sales charge, you must pay the sales charge at the time of exchange;

     - if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

     - if you are exchanging from a class of a fund which still has a contingent deferred sales charge ("CDSC") due on the shares being exchanged, any redemption from the Gabelli U.S. Treasury Money Market Fund involving such exchanged shares will be charged the appropriate CDSC due on the exchanged fund, thereby reducing your redemption amount;

     -    you may realize a taxable gain or loss;

     - you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus; and

     - you should be aware that brokers may charge a fee for handling an exchange for you.


You may exchange shares through the Distributor, directly through the Fund's transfer agent, or through a registered broker-dealer.



     - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.


     - EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

     - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.



The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.


                             PRICING OF FUND SHARES


The Fund's NAV is calculated on each Business Day. A Business Day is any day the NYSE is open for Business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.



The Fund's NAV is determined at noon (Eastern Time) and as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). The NAV is computed by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund relies on Rule 2a-7 under the Investment Company Act of 1940, as amended, to use the amortized cost valuation method to stabilize the purchase and redemption price of its shares at $1.00 per share. This method of valuation involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of interest rate fluctuations on the market value of the securities. While reliance on Rule 2a-7 should enable the Fund, under most conditions, to maintain a $1.00 share price, there can be no assurance that the Fund will be able to do so, and investment in the Fund is neither insured nor guaranteed by the U.S. Government.


                           DIVIDENDS AND DISTRIBUTIONS


Dividends out of net investment income and short-term capital gains will be declared daily and paid monthly, and distributions of net long term capital gains, if any, will be paid annually. They will be automatically reinvested at NAV in additional shares of the Fund unless you instruct the Fund to pay all dividends and distributions in cash. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income. Dividends and distributions are taxable whether paid in cash or reinvested in additional shares.



If you purchase shares prior to 12:00 noon (Eastern Time) by bank wire, you will receive the full dividend for that day. If you purchase shares by bank wire between noon and 4:00 p.m. (Eastern Time) or by check, you will receive a full dividend beginning the next Business Day based on 4:00 p.m. pricing on that day. If you redeem shares prior to 12:00 noon (Eastern Time) on any Business Day, you will not earn that day's dividend, but the redemption proceeds are available that day if redemption proceeds are to be paid by bank wire. If you redeem shares between noon and 4:00 p.m. (Eastern Time), you will earn that day's dividend, but the redemption proceeds are not available until the next Business Day if redemption proceeds are to be paid by bank wire. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request.


                                 TAX INFORMATION


The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income and distributions of net short-term capital gains (I.E., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income, if you are a U.S. shareholder. Distributions of net long-term capital gains, if any, are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to state or local taxes, except to the extent distributions are derived from U.S. Treasury securities. A redemption of the Fund's shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable.



Dividends and other distributions by the Fund are generally treated as received by you at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November, or December of any calendar year will generally be deemed for tax purposes to have been received by each shareholder on December 31 of such year, provided such dividend is actually paid by the Fund during January of the following year.


After the end of each calendar year, the Fund will provide you with information about the distributions you received. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions and redemption proceeds.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.


                     MAILINGS TO SHAREHOLDERS AND E-DELIVERY


In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.

The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund's annual, semi-annual, and quarterly Fund reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's web-site at www.gabelli.com. Shareholders who purchased the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund's shares (assuming reinvestment of all dividends and distributions). This information has been audited by [__________], independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, is included in the annual report, which is available upon request.



Selected data for a share of capital stock outstanding throughout each period:




                            INCOME FROM INVESTMENT OPERATIONS                 DISTRIBUTIONS
                         -------------------------------------  ---------------------------------------


              Net Asset                    Net
   Period      Value,         Net        Realized   Total from      Net     Net Realized
   Ended      Beginning   Investment     Gain on    Investment  Investment     Gain on        Total
September 30  of Period  Income(a)(b)  Investments  Operations    Income    Investments   Distributions
------------  ---------  ------------  -----------  ----------  ----------  ------------  -------------
CLASS AAA
   2009        $1.0000      $0.0045     $0.0001       $0.0046    $(0.0045)  $(0.0001)       $(0.0046)
   2008         1.0000       0.0257      0.0015        0.0272     (0.0257)   (0.0015)        (0.0272)
   2007         1.0000       0.0483      0.0002        0.0485     (0.0483)   (0.0002)        (0.0485)
   2006         1.0000       0.0426      0.0000(e)     0.0426     (0.0426)   (0.0000)(e)     (0.0426)
   2005         1.0000       0.0212      0.0002        0.0214     (0.0212)   (0.0002)        (0.0214)

                                                    RATIOS TO AVERAGE NET ASSETS/
                                                           SUPPLEMENTAL DATA
                                              ------------------------------------------
                                                              Operating       Operating
                                                              Expenses        Expenses
              Net Asset           Net Assets                 Net of Fees     Before Fees
   Period       Value,              End of        Net        Waived and      Waived and
   Ended        End of    Total     Period    Investment     Assumed by       Assumed by
September 30    Period   Return+  (in 000's)    Income    the Manager(c)(d)  the Manager
------------  ---------  -------  ----------  ----------  -----------------  -----------
CLASS AAA
   2009        $1.0000    0.51%   $1,616,623     0.45%          0.09%           0.37%
   2008         1.0000    2.78     1,010,798     2.57           0.08            0.34
   2007         1.0000    5.01     1,039,247     4.83           0.08            0.35
   2006         1.0000    4.33       673,889     4.26           0.12            0.36
   2005         1.0000    2.22       778,298     2.12           0.30            0.35



----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.



(a) Net investment income per share before fees waived by the Manager for the years ended September 30, 2009, 2008, 2007, 2006, and 2005 was $0.0017,
     $0.0231, $0.0456, $0.0402, and $0.0207, respectively.



(b) Per share amounts have been calculated using the average shares outstanding method.



(c) The Manager assumed certain expenses incurred from the Temporary Guaranty Program during the year ended September 30, 2009. If these expenses had not been assumed by the Manager, the ratio of operating expenses net of fees waived and assumed by the Manager to average net assets would have been 0.11%.



(d) The Fund incurred interest expense during the year ended September 30, 2006. If interest expense had not been incurred, the ratio of operating expenses net of fees waived and assumed by the Manager to average net assets would have been 0.11%. For the years ended September 30, 2009, 2008 and 2007, the effect of the interest expense was minimal.



(e)  Amount represents less than $0.00005 per share.

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds, LLC and Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.) which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.

                  THE GABELLI U.S. TREASURY MONEY MARKET FUND

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and annual reports to shareholders contain additional information on the Fund's investments.

STATEMENT OF ADDITIONAL INFORMATION (SAI):


The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.



  You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family,or request other information, and discuss your questions about the Fund by mail, toll-free phone or the internet as follows:

                The Gabelli U.S. Treasury Money Market Fund
                              One Corporate Center
                               Rye, NY 10580-1422
                     Telephone: 800-GABELLI (800-422-3554)
                                www.gabelli.com



You can also review and/or copy the Fund's Prospectus, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC in Washington, D.C. You can get text-only copies:


     -    Free from the Fund's website at www.gabelli.com.


     - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.


     -    Free from the EDGAR Database on the SEC's website at www.sec.gov.

(Investment Company Act File Number 811-06687)

                   THE GABELLI U.S. TREASURY MONEY MARKET FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: www.gabelli.com
                            E-MAIL: info@gabelli.com
                  (Net Asset Value per share and current yield
                        may be obtained daily by calling
                          800-GABELLI after 6:00 p.m.)

                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                                TABLE OF CONTENTS


SUMMARY .................................................................   [__]
MANAGEMENT OF THE FUND ..................................................   [__]
CLASSES OF SHARES .......................................................   [__]
PURCHASE OF SHARES ......................................................   [__]
REDEMPTION OF SHARES ....................................................   [__]
EXCHANGE OF SHARES ......................................................   [__]
PRICING OF FUND SHARES ..................................................   [__]
DIVIDENDS AND DISTRIBUTIONS .............................................   [__]
TAX INFORMATION .........................................................   [__]
MAILINGS TO SHAREHOLDERS AND E-DELIVERY .................................   [__]
FINANCIAL HIGHLIGHTS ....................................................   [__]



THE GABELLI U.S. TREASURY MONEY MARKET FUND (THE "FUND")



A PORTFOLIO OF THE GABELLI MONEY MARKET FUNDS



SHARE CLASS      TICKER SYMBOL
-----------      -------------
CLASS A SHARES       GBAXX
CLASS C SHARES       GBCXX


PROSPECTUS


JANUARY 28, 2010


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY



                              INVESTMENT OBJECTIVE



The Fund seeks to provide high current income consistent with the preservation of principal and liquidity.



FEES AND EXPENSES OF THE FUND:



This table describes the fees and expenses that you may pay if you buy and hold Class A or Class C Shares of the Fund.



                                                                                          CLASS A   CLASS C
                                                                                           SHARES    SHARES
                                                                                          -------   -------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ..     None      None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price) ............     1.00%     1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ...........................     None      None
Redemption Fees .......................................................................   $ 5.00    $ 5.00
Exchange Fee ..........................................................................     None      None
Account Closeout Fee ..................................................................   $ 5.00    $ 5.00
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees .......................................................................     0.30%     0.30%
Other Expenses ........................................................................     0.06%     0.06%
                                                                                          ------    ------
Total Annual Fund Operating Expenses ..................................................     0.36%     0.36%
   Less Fee Waiver and/or Expense Reimbursement(1) ....................................    (0.28)%   (0.28)%
                                                                                          ------    ------
Total Annual Fund Operating Expense After Fee Waiver and/or Expense Reimbursement(1) ..     0.08%     0.08%
                                                                                          ======    ======



----------
(1) Gabelli Funds, LLC (the "Manager") has contractually agreed to waive all or a portion of its investment management fee and/ or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding interest, acquired fund fees and expenses, taxes, and extraordinary expenses) at no more than 0.08% of the Fund's average daily net assets for Class A and Class C Shares. This arrangement is in effect through January 31, 2011, and is thereafter renewable for an additional one-year period upon written agreement between the Manager and the Fund.



                                 EXPENSE EXAMPLE


This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay the maximum contingent deferred sales charge (you had exchanged into the Fund when you were still subject to a deferred sales charge), and that the Fund's operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
CLASS A SHARES    $ 13      $ 84      $173      $435
CLASS C SHARES    $118      $199      $299      $592

You would pay the following expenses if you did not redeem your shares of the
 Fund:



                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
CLASS A SHARES     $8       $79      $168       $430
CLASS C SHARES     $8       $79      $168       $430



                         PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. Treasury obligations, including U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury strips, which have remaining maturities of 397 days or less. Currently, the Fund invests exclusively in such U.S. Treasury obligations.



                                 PRINCIPAL RISKS



An investment in the Fund is subject to the risk that the Fund's yield will decline due to falling interest rates. Other factors may affect the market price and yield of the Fund's securities, including investor demand, domestic, and worldwide economic conditions. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund can achieve its investment objective.



Recently, money market funds have experienced significant pressures from shareholder redemptions and historically low yields on securities they can hold. Therefore, it is possible that a money market fund may no longer be able to value its shares at $1.00.



YOU MAY WANT TO INVEST IN THE FUND IF:



     -    you are a long-term investor



     - you desire a fund with lower expenses than the average U.S. Treasury money market fund



     - you seek stability of principal more than growth of capital or high current income



     -    you seek income free from state and local taxes



     -    you intend to exchange into other Gabelli sponsored mutual funds



                                   PERFORMANCE



The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing the Fund's average annual returns for one year, five years, and ten years. For current 7 day yield information on the Fund, call 800-GABELLI (800-422-3554). The Fund's 7 day yield also typically appears in THE WALL STREET JOURNAL weekly, currently each Thursday. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions.

                   THE GABELLI U.S. TREASURY MONEY MARKET FUND
               (TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31)*

                                   (BAR CHART)

2000   5.79%
2001   3.80%
2002   1.46%
2003   0.83%
2004   0.95%
2005   2.72%
2006   4.74%
2007   4.74%
2008   2.08%
2009   [__]%


* The bar chart above shows the performance of the Class AAA Shares of the Fund (which are not offered by this Prospectus) for the years ended December 31, 2000, through December 31, 2007, and the period from January 1, 2008, through November 13, 2008; and the performance of the Class A Shares for the period from November 14, 2008, through December 31, 2008, and the year ended December 31, 2009. The historical performance of the Class AAA Shares is used for the periods before the inception of the Class A Shares. Sales loads are not reflected in the above chart. If sales loads were reflected, the Class A performance would be less than those shown.



During the periods shown in the bar chart, the highest return for a quarter was [1.49]% (quarter ended [December 31, 2000]) and the lowest return for a quarter was [0.17]% (quarter ended [June 30, 2004]).



      AVERAGE ANNUAL TOTAL RETURNS(1)
(FOR THE PERIODS ENDED DECEMBER 31, 2008)   PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
-----------------------------------------   -------------   ---------------   --------------
The Gabelli U.S. Treasury
Money Market Fund
   Class A Shares
   Return Before Taxes ..................        __%               __%              __%
   Class C Shares
   Return Before Taxes ..................        __%               __%              __%
                                                ---               ---              ---



----------
(1) The returns shown for Class A and Class C Shares prior to their actual inception dates are those of the Class AAA Shares of the Fund (which are not offered by this Prospectus). All Classes of the Fund would have substantially similar annual returns because they are invested in the same portfolio of securities; however, annual returns for the Class A and Class C Shares would be lower than returns for the Class AAA Shares if those shares were redeemed and subject to the contingent deferred sales charge associated with the Class A and Class C Shares. The Class A and Class C Shares commenced operations on November 14, 2008.



                                   MANAGEMENT



Gabelli Funds, LLC serves as the Manager to the Fund.

                        PURCHASE AND SALE OF FUND SHARES



The Fund's Class A and Class C Shares are offered only as an exchange option for shareholders currently holding Class A or Class C shares of another fund managed by the Manager or its affiliates (a "Gabelli Fund"). Class A and Class C Shares are not available for direct investment by shareholders. You can acquire Class A or Class C Shares on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). The minimum initial exchange requirement for Class A and Class C Shares is at least $3,000. There is no minimum for subsequent investments.



You may redeem shares through a broker-dealer, bank or other financial intermediary that has entered into a selling agreement with the Fund's distributor. In the event that you wish to redeem shares in a registered account established by a broker-dealer, bank or other financial intermediary, and you are unable to contact them, you may redeem your shares by mail, as described below.



     - BY LETTER- you may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308.



     - AUTOMATIC CASH WITHDRAWAL PLAN- Additionally, you may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street.



For more information about purchasing and redeeming shares, turn to "Purchase of Shares" and "Redemption of Shares" on page [_] and [_], respectively.



                                 TAX INFORMATION



The Fund's distributions will generally be taxable as ordinary income or long-term capital gains.



    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE, INVESTMENT
                          STRATEGIES AND RELATED RISKS



The Fund seeks to provide high current income consistent with the preservation of principal and liquidity. The investment objective of the Fund is fundamental and may not be changed without shareholder approval.



Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. Treasury obligations, including U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury strips (the "80% Investment Policy"). Currently, the Fund invests exclusively in such U.S. Treasury obligations. The Fund's 80% Investment Policy may be changed by the Fund's Board of Trustees (the "Board") without shareholder approval. Shareholders will, however, receive notice at least 60 days prior to any such changes. The Fund attempts to maintain a constant net asset value ("NAV") of $1.00 per share by purchasing only securities with 397 days or less remaining to maturity and limiting the dollar weighted average maturity of its portfolio to 90 days. However, price stability is not guaranteed, and there is no assurance that the Fund will avoid losses to principal if interest rates rise sharply in an unusually short period of time.



An investment in the Fund should have minimal credit risk because it invests only in securities backed by the federal government, the most creditworthy issuer of fixed income instruments. However, an investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund can achieve its investment objective.



PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

                             MANAGEMENT OF THE FUND

THE MANAGER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment manager to the Fund. The Manager makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the operations of the Fund under the general supervision of the Fund's Board. The Manager also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Manager is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Manager is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").


As compensation for its services and the related expenses borne by the Manager, the Manager is entitled to receive a fee, computed daily and payable monthly, equal on an annual basis to 0.30% of the Fund's average daily net assets (the "Management Fee"). The Manager contractually has agreed to waive all or a portion of its Management Fee and/or to reimburse certain expenses of the Fund as described in the Fee Table above. This arrangement has the effect of lowering the overall expense ratio of the Fund and increasing yield to investors in the Fund. For the fiscal year ended September 30, 2009, the Manager received a management fee at the rate of [0.08]% of the Fund's average daily net assets, net of fee waivers.



The Fund's semi-annual report to shareholders for the period ended March 31, 2009, contained a discussion of the basis of the Board's determination to continue the investment management arrangements as described above.


                                CLASSES OF SHARES


Two classes of the Fund's shares are offered by this Prospectus - Class A Shares and Class C Shares. Class AAA Shares of the Fund are described in a separate prospectus. Class A and Class C Shares are not currently available for new purchases, other than by exchanges from Class A or Class C Shares of other Gabelli Funds.


CLASS A SHARES


Class A Shares of the Fund may only be acquired in exchange for Class A Shares of another Gabelli Fund, which typically carry a front-end sales load, or may be subject to a maximum deferred sales charge ("CDSC") equal to 1.00% if no front-end sales load was paid at the time of purchase as part of an investment that is greater than $1,000,000, and such shares were redeemed before the end of the time period required to avoid the payment of such Gabelli Fund's CDSC (typically 18 months). Class A Shares of the Fund do not have a front-end sales load, however, as noted in the preceding sentence, the Fund's CDSC may apply upon redemption of the Class A Shares of the Fund regardless of the amount of time you held such shares in the Fund. The Fund's CDSC will not apply (i) to redemptions of Class A Shares of the Fund that had been invested previously in Class A shares of another Gabelli Fund and had paid the applicable front-end sales load at the time of such purchase, (ii) to redemptions of Class A Shares of the Fund that had been previously invested in another Gabelli Fund as part of an investment that is greater than $1,000,000, and for the time period required to avoid the payment of such Gabelli Fund's CDSC (typically 18 months), or (iii) upon the exchange of Class A Shares of the Fund for Class A shares of another Gabelli Fund. Following an exchange of Class A Shares of the Fund into Class A Shares of another Gabelli Fund, such shares may be subject to that Gabelli Fund's CDSC upon redemption, which will be calculated by excluding the time such shares were held in the Fund but including the time such shares were initially held in any Gabelli Fund prior to the exchange into this Fund. You should read the prospectus of the Gabelli Fund whose shares you wish to acquire through such an exchange.

CLASS C SHARES


Class C Shares of the Fund may only be acquired in exchange for Class C Shares of another Gabelli Fund, which are typically subject to a CDSC equal to 1.00% for shares redeemed within 12 months after purchase. As noted in the preceding sentence, the Fund's CDSC may apply upon redemption of the Class C Shares of the Fund, regardless of the amount of time you held such shares in the Fund. The Fund's CDSC, however, will not apply (i) to redemptions of Class C Shares of the Fund that had been invested previously in Class C Shares of another Gabelli Fund for the time period required to avoid the payment of such Gabelli Fund's CDSC (typically 12 months), or (ii) upon the exchange of Class C Shares of the Fund for Class C Shares of another Gabelli Fund. Following an exchange of Class C Shares of the Fund into Class C Shares of another Gabelli Fund, such shares may be subject to that Gabelli Fund's CDSC upon redemption, which will be calculated by excluding the time such shares were held in the Fund but including the time such shares were initially held in any Gabelli Fund prior to the exchange into this Fund. You should read the prospectus of the Gabelli Fund whose shares you wish to acquire through such an exchange. Class C Shares of the Fund are never converted to Class A Shares.



CONTINGENT DEFERRED SALES CHARGE



The Fund's CDSC payable upon redemption of Class A and Class C Shares (in certain circumstances) is 1.00%. In each case, the CDSC is based on the NAV at the time of redemption. Regardless of the exceptions described herein, you will not pay a CDSC to the extent that the value of any redeemed shares of the Fund represents reinvestments of distributions.


The table below summarizes the differences among the classes of shares.


                               PURCHASE OF SHARES



Presently, Class A and Class C Shares may only be acquired through an exchange of Class A or Class C Shares, respectively, of another Gabelli Fund. You can acquire the Fund's Class A or Class C Shares on any Business Day.


SHARE PRICE. The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your exchange request. See "Pricing of Fund Shares" for a description of the calculation of


                                                 CLASS A SHARES                              CLASS C SHARES
                                    -------------------------------------------   ---------------------------------------
Front End Sales Load?               No.                                           No.

Contingent Deferred Sales Charge?   Yes, except for (i) redemptions of Class A    Yes, however, the CDSC will not apply
                                    Shares of the Fund that had been              (i) to(i redemptions of shareshares
                                    invested previously in Class A shares of      that have have been invested previously
                                    another Gabelli Fund and had paid the         in a Gabelli Fund for the time period
                                    applicable front-end sales load at the time   required to avoid the payment of such
                                    of such purchase, (ii) redemptions of         Gabelli Fund's CDSC (typically 12
                                    Class A Shares of the Fund that had           months), or (ii) upon the exchange of
                                    been previously invested in another           Class C Shares of the Fund for Class C
                                    Gabelli Fund as part of an investment         Shares of another Gabelli Fund.
                                    that is greater than $1,000,000 and for
                                    the time period required to avoid the pay-
                                    ment of such Gabelli Fund's CDSC (typi-
                                    cally 18 months), or (iii) exchanges of
                                    Class A Shares of the Fund for Class A
                                    Shares of another Gabelli Fund.

Rule 12b-1 Fee                      None.                                         None.

Convertible to Another Class?       No.                                           No.

Fund Expense Levels                 Same as Class AAA Shares.                     Same as Class AAA Shares.

the NAV.

MINIMUM INVESTMENTS. Your minimum initial exchange investment requirement must be at least $3,000 for Class A and Class C Shares. There is no minimum for subsequent investments.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission ("SEC") orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, subject in all cases to a CDSC, with exceptions, as described under "Classes of Shares." See "Pricing of Fund Shares" for a description of the calculation of NAV. The check writing feature is not available for all Class A and Class C shares.


The Fund will charge your account $5.00 for each telephone request for bank wire redemption under $5,000 or telephone request for redemption by check. The Fund will also charge a $5.00 account close-out fee when you redeem all shares in your account, except for Fund exchanges and wire transfers. These charges will be paid to State Street and will reduce the transfer agency expenses otherwise payable by the Fund. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days.


You may redeem shares through Gabelli & Company, Inc. (the "Distributor"), directly from the Fund through the Fund's transfer agent, or through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or other financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

     -    BY LETTER. You may mail a letter requesting redemption of shares to:
          THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.


     - AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.


INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA account) if the Fund's value falls below $1,000 as a result of redemptions. You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000. The

Distributor will waive any CDSC in connection with an involuntary redemption.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the NAV next determined after the time as of which the Fund, or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within 7 days after receipt of your redemption request. If you purchased your Fund shares by check you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. Money market funds are often used by investors for short-term investments, in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without redemption fees. For this reason the Board has determined not to adopt policies and procedures, or impose redemption fees or other restrictions such as minimum holding periods, in order to not deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the Fund's yield and current market yields, which could have the effect of reducing the Fund's yield. In addition, frequent purchases and redemptions of the Fund's shares will increase the Fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the portfolio by the Manager. Most portfolio transaction costs are not included in the Fund's annual operating expenses shown in the Fund's fee table in the prospectus, but do detract from the Fund's performance. However, the Fund reserves the right to limit or restrict purchases in the Fund if it is in the best interest of the Fund's existing shareholders.

The boards of the various Gabelli non-money market mutual funds have approved policies and procedures that are intended to discourage abusive trading practices in these mutual funds and that may apply to exchanges from or into the Fund. If you plan to exchange your Fund shares for shares of a non-money market mutual fund, please read the prospectus of that other mutual fund.


                               EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for the same class of shares of any other Gabelli Fund based on its relative NAV at the time of exchange, without imposition of the CDSC. Upon exchange into another Gabelli Fund, such shares may be subject to the CDSC applicable to the selected Gabelli Fund, which will be calculated by excluding the time such shares were held in this Fund but including the time such shares were initially held in the Gabelli Fund prior to the exchange into this Fund.

In effecting an exchange:

     - you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

     - if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

     - if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

     - you may realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;

     - you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain a prospectus; and

     - you should be aware that brokers may charge a fee for handling an exchange for you.


You may exchange shares through a registered broker-dealer, bank, or other financial intermediary, or by telephone, by mail or over the Internet.


     - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

     - EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

     - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

The Fund's NAV is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


The Fund's NAV is determined at noon (Eastern Time) and as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). The NAV is computed by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses the amortized cost method of valuing its portfolio securities to maintain a constant net asset value of $1.00 per share. The Fund relies on Rule 2a-7 under the Investment Company Act of 1940, as amended, to use the amortized cost valuation method to stabilize the purchase and redemption price of its shares at $1.00 per share. This method of valuation involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of interest rate fluctuations on the market value of the securities. While reliance on Rule 2a-7 should enable the Fund, under most conditions, to maintain a $1.00 share price, there can be no assurance that the Fund will be able to do so, and investment in the Fund is neither insured nor guaranteed by the U.S. Government.

                           DIVIDENDS AND DISTRIBUTIONS


Dividends out of net investment income and short-term capital gains will be declared daily and paid monthly, and distributions of net long term capital gains, if any, will be paid annually. They will be automatically reinvested at NAV in additional shares of the Fund unless you instruct the Fund to pay all dividends and distributions in cash. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income. Dividends and distributions are taxable whether paid in cash or reinvested in additional shares.


If you purchase shares prior to 12:00 noon (Eastern Time) by bank wire, you will receive the full dividend for that day. If you purchase shares by bank wire between noon and 4:00 p.m. (Eastern Time) or by check, you will receive a full dividend beginning the next Business Day based on 4:00 p.m. pricing on that day. If you redeem shares prior to 12:00 noon (Eastern Time) on any Business Day, you will not earn that day's dividend, but the redemption proceeds are available that day if redemption proceeds are to be paid by bank wire. If you redeem shares between noon and 4:00 p.m. (Eastern Time), you will earn that day's dividend, but the redemption proceeds are not available until the next Business Day if redemption proceeds are to be paid by bank wire. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request.

                                 TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income and distributions of net short-term capital gains (I.E., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income, if you are a U.S. shareholder. Distributions of net long-term capital gains, if any, are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to state or local taxes, except to the extent distributions are derived from U.S. Treasury securities. A redemption of the Fund's shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable.

Dividends and other distributions by the Fund are generally treated as received by you at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November, or December of any calendar year will generally be deemed for tax purposes to have been received by each shareholder on December 31 of such year, provided such dividend is actually paid by the Fund during January of the following year.

After the end of each calendar year, the Fund will provide you with information about the distributions you received. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions and redemption proceeds.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the

Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.


                     MAILINGS TO SHAREHOLDERS AND E-DELIVERY


In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.


The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund's annual, semi-annual, and quarterly Fund reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website at www.gabelli.com. Shareholders who purchased the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the Fund for the life of each Class. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund's shares (assuming reinvestment of all dividends and distributions). This information has been audited by [______________], independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, is included in the annual report, which is available upon request.

Selected data for a share of beneficial interest outstanding throughout each period:


                           INCOME FROM INVESTMENT OPERATIONS                       DISTRIBUTIONS
                         -------------------------------------  --------------------------------------------------


              Net Asset                    Net                                                           Net Asset
   Period       Value,        Net        Realized   Total from     Net      Net Realized                   Value,
    Ended     Beginning   Investment     Gain on    Investment  Investment     Gain on        Total        End of
September 30  of Period  Income(a)(b)  Investments  Operations    Income     Investments  Distributions    Period
------------  ---------  ------------  -----------  ----------  ----------  ------------ --------------  ---------
CLASS A
   2009(d)     $1.0000      $0.0028      $0.0001      $0.0029    $(0.0028)    $(0.0001)     $(0.0029)     $1.0000
CLASS C
   2009(d)     $1.0000      $0.0023      $0.0001      $0.0024    $(0.0023)    $(0.0001)     $(0.0024)     $1.0000

                                         RATIOS TO AVERAGE NET ASSETS/
                                              SUPPLEMENTAL DATA
                                   ---------------------------------------
                                                 Operating      Operating
                                                  Expenses      Expenses
                       Net Assets               Net of Fees    Before Fees
   Period                End of       Net        Waived and    Waived and
    Ended      Total     Period    Investment    Assumed by    Assumed by
September 30  Return+  (in 000's)    Income    the Manager(c)  the Manager
------------  -------  ----------  ----------  --------------  -----------
CLASS A
   2009(d)     0.33%    $1,237      0.31%(e)      0.09%(e)        0.36%
CLASS C
   2009(d)     0.33%     $ 414      0.26%(e)      0.09%(e)        0.37%



----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions. Total return for a period of less than one year is not annualized.



(a) Net investment income per share before fees waived by the Manager for the year ended September 30, 2009, was $0.0004 (Class A), and $(0.0002) (Class
     C), respectively.



(b) Per share amounts have been calculated using the average shares outstanding method.



(c) The Manager absorbed expenses incurred from the Temporary Guaranty Program during the year ended September 30, 2009. If these expenses had not been absorbed by the Manager, the ratio of operating expenses net of fees waived and absorbed by the Manager to average net assets would have been 0.11% for Class A and Class C.



(d) From the commencement of offering Class A and Class C Shares on November 14, 2008, through September 30, 2009.



(e)  Annualized.

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds, LLC and Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.) which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.

                     This Page Was Left Blank Intentionally.

                   THE GABELLI U.S. TREASURY MONEY MARKET FUND

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and annual reports to shareholders contain additional information on the Fund's investments.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.


 You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, request other information, and discuss your questions about the Fund by mail, toll-free phone or the internet as follows:

                  The Gabelli U.S. Treasury Money Market Fund

                              One Corporate Center
                               Rye, NY 10580-1422
                     Telephone: 800-GABELLI (800-422-3554)
                                www.gabelli.com



You can also review and/or copy the Fund's Prospectus, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC in Washington, D.C. You can get text-only copies:


     -    Free from the Fund's website at www.gabelli.com.


     - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520 or by calling 202-551-8090.


     -    Free from the EDGAR Database on the SEC's website at www.sec.gov.

(Investment Company Act File Number 811-06687)

                  THE GABELLI U.S. TREASURY MONEY MARKET FUND
                 A PORTFOLIO OF THE GABELLI MONEY MARKET FUNDS

SHARE CLASS        TICKER SYMBOL
-----------        -------------
CLASS AAA SHARES   GABXX
CLASS A SHARES     GBAXX
CLASS C SHARES     GBCXX

                       Statement of Additional Information
                                January 28, 2010

     This Statement of Additional Information ("SAI"), which is not a prospectus, describes The Gabelli U.S. Treasury Money Market Fund (the "Fund"), which is the only series of The Gabelli Money Market Funds, a Delaware statutory trust (the "Trust"). This SAI should be read in conjunction with the Prospectus for the Class AAA Shares of the Fund, and the Prospectus for the Class A Shares and Class C Shares of the Fund, both dated January 28, 2010. For a free copy of the Prospectuses, please contact the Fund at the address, telephone number, or Internet website printed below. This SAI is incorporated by reference in its entirety into the Fund's Prospectuses.


                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone 800-GABELLI (800-422-3554)
                                 www.gabelli.com

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
General Information .....................................................     2
Investment Strategies and Risks .........................................     2
   U.S. Treasury Obligations ............................................     2
   When-Issued and Delayed Delivery Securities ..........................     2
   Illiquid Securities ..................................................     3
   Repurchase Agreements ................................................     3
Investment Restrictions .................................................     4
Portfolio Holdings Information ..........................................     5
Trustees and Officers ...................................................     6
Control Persons and Principal Shareholders ..............................    11
The Manager .............................................................    12
   The Sub-Administrator ................................................    14
   Counsel ..............................................................    14
   Independent Registered Public Accounting Firm ........................    14
   Custodian, Transfer Agent, and Dividend Disbursing Agent..............    14
   The Distributor ......................................................    14
Portfolio Transactions and Brokerage ....................................    15
Purchase of Shares ......................................................    15
Retirement Plans ........................................................    15
Redemption of Shares ....................................................    16
Determination of Net Asset Value ........................................    16
Taxation ................................................................    17
Description of the Fund's Shares ........................................    20
Financial Statements ....................................................    20

                               GENERAL INFORMATION


The Trust is a diversified, open-end, management investment company organized under the laws of the State of Delaware as a Delaware statutory trust on May 21, 1992. The Fund commenced investment operations on October 1, 1992.


                         INVESTMENT STRATEGIES AND RISKS

The Fund's prospectuses discuss the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize, and certain risks associated with such investments and strategies. Although the Fund reserves the right to use repurchase agreements, the Fund will not engage in such activity until further notice. The Fund's investment objective is fundamental and may be changed only by the affirmative vote of at least a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). A majority of the Fund's outstanding securities is defined as the lesser of (i) 67% of the Fund's shares represented at a meeting of shareholders at which the holders of 50% or more of the Fund's outstanding shares are represented in person or by proxy or
(ii) more than 50% of the Fund's outstanding shares.

U.S. TREASURY OBLIGATIONS

As set forth in the prospectuses, under normal market conditions, the Fund will invest at least 80% of its net assets in the following types of U.S. Treasury obligations:

U.S. TREASURY SECURITIES. The Fund will invest in U.S. Treasury securities, including bills, notes, and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates and the lengths of their maturities.

COMPONENTS OF U.S. TREASURY SECURITIES. The Fund may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations, or one or more of the interest payments scheduled to be paid on such obligations. Component parts of U.S. Treasury notes or bonds are created through the U.S. Treasury Department's STRIPS program. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, or (iii) book entries at a Federal Reserve member bank representing ownership of Treasury obligation components, and may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments, or both on certain U.S. Treasury notes or bonds. The underlying U.S. Treasury notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, I.E., a when, as, and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable by Gabelli Funds, LLC, the Fund's investment adviser (the "Manager").

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

ILLIQUID SECURITIES

The Fund may invest up to 10% of its net assets in repurchase agreements that have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or subject to legal or contractual restrictions on resale. The Manager, however, does not currently intend to employ such investments. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, corporate bonds, and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. That there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a non-exclusive "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund's Manager anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority, Inc. ("FINRA").

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act are not deemed to be illiquid. The Fund would treat such securities as illiquid until such time that the Manager determines that they are readily marketable. In reaching liquidity decisions, the Trust's Manager would consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of how the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are agreements to purchase securities (the "underlying securities") from a bank which is a member of the Federal Reserve System, or from a well established securities dealer, and the bank or dealer agrees to repurchase the underlying securities from the Fund, at the original purchase price, plus specified interest, at a specified future date; however, the Manager does not currently intend to employ such investments. The Fund will enter into repurchase agreements only where the underlying securities (1) are of the type (excluding maturity limitations) which the Fund's investment policies and restrictions would allow it to purchase directly and (2) are "marked to market" on a daily basis, so that the market value of the underlying securities, including interest accrued, is equal to or in excess of the value of the repurchase agreement. The period until maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon rate of return effective for the period of time the Fund's money is invested in the security. The U.S. Treasury obligations held as collateral are valued daily, and if the value of these instruments decline, the Fund may require additional collateral.

With respect to engaging in repurchase agreements, the Fund's risk would primarily be that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligations are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

In addition, interest income derived from repurchase agreements is not considered to be income derived from U.S. Treasury obligations and is not exempt from state and local income taxes. In addition, some states require that, in order for the state tax exempt character of the Fund's interest from U.S. Treasury obligations to pass through to its shareholders, the Fund must maintain specified minimum levels of the Fund's total assets in U.S. Treasury obligations. If the level of non U.S. Treasury obligations (including repurchase agreements) exceeds a state's limit for this pass through, then none of the Fund's interest income would be exempt from state or local income tax in that state for the applicable year. While the Fund does not specifically limit the amount of repurchase agreements that it can enter into, the Fund will endeavor to maintain the levels necessary to preserve the pass through of the Fund's state tax exempt interest income from U.S. Treasury obligations.

                             INVESTMENT RESTRICTIONS

Unless specified to the contrary, the following restrictions are fundamental and may not be changed as to the Fund without the approval of the majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

     As a matter of fundamental policy, the Trust may not, on behalf of the
Fund:

     (1) purchase any security other than obligations of the U.S. government, including repurchase agreements with respect to such securities;

     (2) borrow money, except from banks for temporary, extraordinary, or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, or for clearance of transactions; borrowing in the aggregate may not exceed 30% of the value of the Fund's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made; investment securities will not be purchased while borrowings exceed 5% of the Fund's total assets;

     (3) issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of:
          (a) entering into any repurchase agreement; (b) permitted borrowings of money from banks; or (c) purchasing securities on a "when-issued" or "delayed delivery" basis;

     (4) make loans of the Fund's portfolio securities, except through repurchase agreements;

     (5) purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for clearance of transactions);

     (6) act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws;

     (7)  make short sales or maintain a short position;

     (8) buy or sell real estate or interests in real estate, including real estate limited partnerships;

     (9) acquire securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

     (10) make investments for the purpose of exercising control or management;

     (11) invest in interests in or leases related to oil, gas or other mineral exploration, or development programs; or

     (12) buy or sell commodities or commodity contracts (including futures contracts and options thereon).

In addition, as a matter of operating policy, the Trust will not on behalf of the Fund invest more than 25% of the Fund's total assets in any industry other than the U.S. government.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions, except that there is an ongoing asset coverage requirement in the case of borrowings. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Fund's Board of Trustees (the "Board") will consider what actions, if any, are appropriate to maintain adequate liquidity.


                         PORTFOLIO HOLDINGS INFORMATION

Employees of the Manager and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Manager have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Manager with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Fund and the Manager have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund's website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business or regulatory purposes, which has agreed to keep such information confidential under terms approved by the Manager's legal department or outside counsel, as described below. The Manager will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Manager's interests and the Fund's interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered "interested persons" as defined in the 1940 Act (the "Independent Trustees"). These policies further provide that no officer of the Fund or employee of the Manager shall communicate with the media about the Fund without obtaining the advance consent of the Chief Operating Officer of the Manager, or Chief Executive Officer, or General Counsel of the parent company of the Manager.

Under the foregoing policies, the Fund may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data).

     (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

     (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Manager;

     (3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board of Trustees of the Fund (the "Board") where such entity has agreed to keep such data confidential until at least it has been made public by the Manager. The Fund's current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

     (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Manager;

     (5) To certain brokers, dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Manager and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

     (6) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Manager.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting service on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis, with no time lag. The names of the Fund's administrator, sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Fund's proxy voting service is Broadridge Financial Solutions. Bowne/GCom2 Solutions provides typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Manager.

Other than these arrangements with the Fund's service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund's portfolio securities prior to such information being disclosed in a publicly available filing with the U.S. Securities and Exchange Commission (the "SEC") that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Manager, nor any of the Manager's affiliates will accept on behalf of itself, its affiliates, or the Fund, any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund's Chief Compliance Officer.


                              TRUSTEES AND OFFICERS

Under Delaware law, the Trust's Board is responsible for establishing the Fund's policies and for overseeing management of the Fund. The Board also elects the Trust's officers who conduct the daily business of the Fund. Information pertaining to the Trustees and executive officers is set forth below.

                                            NUMBER OF
                                              FUNDS
                                             IN FUND
   NAME, POSITION(S)       TERM OF OFFICE    COMPLEX
       ADDRESS(1)          AND LENGTH OF     OVERSEEN    PRINCIPAL OCCUPATION(S)      OTHER DIRECTORSHIPS
        AND AGE            TIME SERVED(2)   BY TRUSTEE   DURING PAST FIVE YEARS        HELD BY TRUSTEE(3)
-----------------------   ---------------   ----------   -----------------------   -------------------------
INTERESTED TRUSTEE(4):

MARIO J. GABELLI          Since 1992            26       Chairman and Chief        Director of Morgan Group
Trustee and Chairman of                                  Executive Officer of      Holdings, Inc. (holding
the Board                                                GAMCO Investors, Inc.,    company); Chairman of the
Age: 67                                                  and Chief Investment      Board of LICT Corp.
                                                         Officer - Value           (multimedia and
                                                         Portfolios of Gabelli     communications services
                                                         Funds, LLC and GAMCO      company)
                                                         Asset Management Inc.;
                                                         Director/Trustee or
                                                         Chief Investment
                                                         Officer of other
                                                         registered investment
                                                         companies in the
                                                         Gabelli/GAMCO Funds
                                                         complex; Chairman and
                                                         Chief

                                                         Executive Officer of
                                                         GGCP, Inc.

                                            NUMBER OF
                                              FUNDS
                                             IN FUND
   NAME, POSITION(S)       TERM OF OFFICE    COMPLEX
       ADDRESS(1)          AND LENGTH OF     OVERSEEN    PRINCIPAL OCCUPATION(S)      OTHER DIRECTORSHIPS
        AND AGE            TIME SERVED(2)   BY TRUSTEE   DURING PAST FIVE YEARS        HELD BY TRUSTEE(3)
-----------------------   ---------------   ----------   -----------------------   -------------------------
INDEPENDENT TRUSTEES:

ANTHONY J. COLAVITA       Since 1992            36       Partner in the law firm              --
Trustee                                                  of Anthony J. Colavita,
Age: 74                                                  P.C.

VINCENT D. ENRIGHT        Since 1992            17       Former Senior Vice        Director of Echo
Trustee                                                  President and Chief       Therapeutics, Inc.
Age: 66                                                  Financial Officer of      (therapeutics and
                                                         KeySpan Corporation       diagnostics)
                                                         (public utility)
                                                         (1994-1998).

ROBERT C. KOLODNY, MD     Since 2006             2       Physician, author, and               --
Trustee                                                  lecturer
Age: 65                                                  (self-employed) since
                                                         1983; General Partner
                                                         of KBS Partnership, KBS
                                                         II Investment
                                                         Partnership, KBS III
                                                         Investment Partnership,
                                                         KBS IV Limited
                                                         Partnership, KBS New
                                                         Dimensions, L.P., KBS
                                                         Global Opportunities,
                                                         L.P. and KBS VII
                                                         Limited Partnership
                                                         (private investment
                                                         partnerships) since
                                                         1981; Medical Director
                                                         and Chairman of the
                                                         Board of the Behavioral
                                                         Medicine Institute
                                                         since 1983.

ANTHONIE C. VAN EKRIS     Since 1992            20       Chairman of BALMAC                   --
Trustee                                                  International, Inc.
Age: 75                                                  (commodities and
                                                         futures trading).

      NAME, POSITION(S)       TERM OF OFFICE
          ADDRESS(1)          AND LENGTH OF         PRINCIPAL OCCUPATION(S)
           AND AGE            TIME SERVED(2)         DURING PAST FIVE YEARS
--------------------------   ---------------   ---------------------------------
OFFICERS:


BRUCE N. ALPERT                 Since 1992     Executive Vice President and
President                                      Chief Operating Officer of
Age: 58                                        Gabelli Funds, LLC since 1988;
                                               Officer of all of the registered
                                               investment companies in the
                                               Gabelli/GAMCO Funds complex;
                                               Director and President of Teton
                                               Advisors, Inc. (formerly Gabelli
                                               Advisers, Inc.) since 1998.

AGNES MULLADY                   Since 2006     Senior Vice President of GAMCO
Treasurer, Secretary, and                      Investors, Inc. since 2009; Vice
Principal Financial Officer                    President of Gabelli Funds, LLC
Age: 5[0]                                      since 2007; Officer of all of the
                                               registered investment companies
                                               in the Gabelli/GAMCO Funds
                                               complex; Senior Vice President of
                                               U.S. Trust Company, N.A. and
                                               Treasurer and Chief Financial
                                               Officer of Excelsior Funds from
                                               2004 through 2005; Chief
                                               Financial Officer of AMIC
                                               Distribution Partners from 2002
                                               through 2004.

PETER D. GOLDSTEIN              Since 2004     Director of Regulatory Affairs at
Chief Compliance Officer                       GAMCO Investors, Inc. since 2004;
Age: 56                                        Chief Compliance Officer of all
                                               of the registered investment
                                               companies in the Gabelli/GAMCO
                                               Funds complex; Vice President of
                                               Goldman Sachs Asset Management
                                               from 2000 through 2004.

RONALD S. EAKER                 Since 1992     Senior Portfolio Manager of
Vice President                                 Gabelli Fixed Income LLC and its
Age: 49                                        predecessors since 1987.

JUDITH RANERI                   Since 1997     Portfolio Manager of Gabelli
Vice President and                             Funds, LLC since 1997; Former
Portfolio Manager                              Senior Portfolio Manager,
Age: 42                                        Secretary, and Treasurer of The
                                               Treasurer's Fund, Inc.


----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)  Each Trustee will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Fund's Amended and Restated By Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, (I.E., public companies) or other investment companies registered under the 1940 Act.

(4) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" because of his affiliation with Gabelli Funds, LLC, which acts as the Fund's investment manager.

STANDING BOARD COMMITTEES

The Board has established two standing committees in connection with their governance of the Fund - Audit and Nominating.


The Fund's Audit Committee consists of two members, Messrs. Enright (Chairman) and Colavita, who are both Independent Trustees. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on November 17, 2009. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board and the Fund's independent registered public accounting firm. During the fiscal year ended September 30, 2009, the Audit Committee met twice.

The Fund's Nominating Committee consists of three members: Messrs. Colavita (Chairman), Enright, and van Ekris, who are Independent Trustees. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the fiscal year ended September 30, 2009. The Fund does not have a standing compensation committee.

TRUSTEE OWNERSHIP OF FUND SHARES

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee.


                                                   AGGREGATE DOLLAR RANGE OF
                          DOLLAR RANGE OF EQUITY            EQUITY
                              SECURITIES HELD          SECURITIES HELD
   NAME OF TRUSTEE             IN THE FUND*            IN FUND COMPLEX*
-----------------------   ----------------------   -------------------------
INTERESTED TRUSTEE:
Mario J. Gabelli                    [E]                      [E]
INDEPENDENT TRUSTEES:
Anthony J. Colavita**               [E]                      [E]
Vincent D. Enright                  [E]                      [E]
Robert C. Kolodny                   [C]                      [C]
Anthonie C. van Ekris**             [C]                      [E]

----------
*    KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2009

A. None

B. $1 - $10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. Over $100,000

[** Mr. Colavita beneficially owns less than 1% of the common stock of The LGL Group, Inc. having a value of $[_____] as of December 31, 2009. Mr. van Ekris beneficially owns less than 1% of the common stock of (1) The LGL Group, Inc. having a value of $[_____] as of December 31, 2009 and (ii) LICT Corp. having a value of $[_____] as of December 31, 2009. The LGL Group, Inc. and LICT Corp. may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund's Manager.]


TRUSTEE AND OFFICER COMPENSATION


No trustee, officer, or employee of the Manager or an affiliated company receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Trustees who is not a director, officer, or employee of the Adviser or any of its affiliates, $3,000 per annum plus $500 per meeting attended in person or by telephone and reimburses each Trustee for related travel and other out-of-pocket expenses. The Lead Trustee receives an additional $1,000 per annum.

The following table sets forth certain information regarding the compensation of the Fund's Trustees. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the calendar year ended December 31, 2009.

                               COMPENSATION TABLE
                             Aggregate Compensation
                                 from Registrant

                                  (Fiscal Year)

                                                    TOTAL COMPENSATION
                        AGGREGATE COMPENSATION   FROM THE FUND AND FUND
 NAME AND POSITION          FROM THE FUND               COMPLEX*
---------------------   ----------------------   ----------------------
Mario J. Gabelli               $    0                  $       0(26)
Chairman of the Board
Anthony J. Colavita            $7,000                  $[_______](37)
Trustee
Vincent D. Enright             $8,750                  $[_______](17)
Trustee
Robert C. Kolodny              $6,250                  $[_______](2)
Trustee
Anthonie C. van Ekris          $5,500                  $[_______](20)
Trustee

* Represents the total compensation paid to such persons during the calendar year ended December 31, 2009. The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers.


PROXY VOTING POLICIES


The Fund has delegated the voting of portfolio securities to the Manager. The Manager has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Manager has voting discretion, including the Fund. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Fund. Currently the Fund does not hold any voting securities and does not intend to hold any such securities in the future.


Normally, the Manager exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select an independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for trustee and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and trustee compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Manager and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. ("ISS") and its Corporate Governance Service, other third party services, and the analysts of Gabelli & Company, Inc. (the "Distributor"), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Manager's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of the Distributor, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Manager's Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Manager and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Manager should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by the Distributor's analysts. The Chief Investment Officer or the Distributor's analysts may be invited to present their viewpoints. If the Manager's Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Manager and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Manager may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of Fund shareholders on the one hand, and those of the Fund's Manager and/or the Distributor on the other hand, the conflict will be brought to the Board's Proxy Voting Committee of the Fund to determine a resolution. The Proxy Voting Committee may determine to resolve such conflicts itself, may ask the Independent Trustees of the relevant Fund or Funds to the proxies, which would potentially include the Proxy Voting Committee, to vote the proxies, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.


The Trust filed Form N-PX with the Fund's complete proxy voting record for the twelve months ended June 30, 2009. This filing for the Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Persons or organizations owning 25% or more if the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders for their approval.


As of January [_] 2010, the following persons were known to own of record or beneficially 5% or more of the Fund's outstanding shares:

NAME AND ADDRESS   % OF FUND   NATURE OF OWNERSHIP
----------------   ---------   ------------------


                             [TO BE INSERTED LATER]

[* Includes [__________] shares ([_____]%) of the number of shares outstanding) directly and indirectly beneficially owned by Mr. Gabelli as a result of his position as a controlling person of certain shareholders, including GAMCO Investors, Inc. ("GBL"), GAMCO Asset Management Inc., and Gabelli Funds, LLC. The shares shown as beneficially owned by Mr. Gabelli include the shares shown as beneficially owned by GBL and GGCP Inc. in the table above. [_____]% of the shares of the Fund are held by discretionary client accounts of GAMCO Asset Management Inc. and are also included under First Clearing Corporation, LLC. Mr. Gabelli disclaims beneficial ownership of shares held by discretionary client accounts of GAMCO Asset Management Inc.]

As of January [__], 2010, the outstanding voting securities of the Fund consisted of [__________] shares of beneficial interest. As a group, the officers and Trustees of the Trust (other than Mr. Gabelli) owned beneficially, directly or indirectly, less than 1% of its outstanding voting shares.


                                   THE MANAGER

MANAGER


The Manager is a New York limited liability company which serves as an investment adviser to 17 open-end investment companies and 10 closed-end investment companies with aggregate assets in excess of $[____] billion as of September 30, 2009. The Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Manager on the basis of his controlling interest in GAMCO Investors, Inc. ("GBL"), the parent company of the Manager. The Manager has several affiliates that provide investment advisory services: GAMCO Asset Management Inc. ("GAMCO"), acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments and as sub-adviser to certain third party investment funds, which include registered investment companies and had assets under management of approximately of $[____] billion as of September 30, 2009. Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.), an affiliate of the Manager, acts as investment adviser to The GAMCO Westwood Funds with assets under management of approximately $[___] million as of September 30, 2009; Gabelli Securities, Inc., a majority-owned subsidiary of GBL, acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $[___] million as of September 30, 2009; and Gabelli Fixed Income, LLC acts as investment adviser for separate accounts having assets under management of approximately $[____] million as of September 30, 2009. Each of the forgoing companies, other than Teton Advisors, Inc., is a subsidiary of GBL. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli's ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc., as of September 30, 2009.


The Manager currently serves as investment adviser to the Fund pursuant to a management agreement with the Trust (the "Management Agreement"). Pursuant to the Management Agreement, the Manager furnishes a continuous investment program for the Fund's portfolio, makes day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board. Under the Management Agreement, the Manager also is obligated to keep certain books and records of the Trust in connection therewith. The Manager is also obligated to provide research and statistical analysis and to pay costs of certain clerical and administrative services involved in portfolio management. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The Manager has authorized any of its directors, officers, and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. Services furnished by the Manager under the Management Agreement may be furnished by any such directors, officers, or employees of the Manager. In connection with the services it renders, the Manager bears the following expenses:

     (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's investment adviser;

     (b) all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

     (c) the costs and expenses payable to PNC Global Investment Servicing (U.S.) Inc. ("PNC" or the "Sub-Administrator") pursuant to a sub-administration agreement between the Manager and the Sub-Administrator (the "Sub-Administration Agreement").

Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses, including (a) the fee payable to the Manager,
(b) the fees and expenses of Trustees who are not affiliated with the Manager,
(c) the fees and certain expenses of the Trust's Custodian, Transfer Agent and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the fees and expenses of the Trust's legal counsel and the independent registered public accounting firm, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and business fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust is a member, (h) the cost of share certificates representing shares of the Trust, if any, (i) the cost of fidelity insurance and Trustees' and Officers' professional liability and errors and omissions insurance, if any, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statement and prospectus for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders and Trustees' meetings and of preparing, printing, and mailing reports to shareholders, (l) litigation and indemnification expenses and any other extraordinary expenses not incurred in the ordinary course of the Trust's business, (m) any expenses assumed by the Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act, if any, and (n) the fees and expenses of each series of the Trust in connection with the management, investment, and reinvestment of the assets of each such series.

The Management Agreement provides that the Manager shall not be liable to the Trust for any error of judgment by the Manager or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The Management Agreement in no way restricts the Manager from acting as an investment adviser to others. The Trust has agreed by the terms of the Management Agreement that the Trust may use the name "Gabelli" only for so long as the Management Agreement or any amendment, renewal, or extension thereof remains in effect or for so long as the Manager is responsible for the portfolio management and administrative services for the Trust. The Trust has further agreed that in the event that for any reason, the Manager ceases to be responsible for the portfolio management and administrative services of the Trust, the Trust will, unless the Manager otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

The Management Agreement is terminable without penalty by either party upon not less than sixty (60) days written notice. The Management Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act and rules thereunder, except to the extent otherwise provided by order of the SEC, or any rule under the 1940 Act, and except to the extent the 1940 Act no longer provides for automatic termination, in which case the approval of a majority of the independent Trustees is required for any "assignment."

By its terms, the Management Agreement will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund's Board or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the Management Agreement.

As compensation for its services and the related expenses borne by the Manager, the Trust pays the Manager a fee, computed daily and payable monthly, at the annual rate of 0.30% of the Fund's average daily net assets, payable out of the Fund's net assets.


Additionally, the Manager has contractually agreed to waive all or a portion of its investment management fee and/or reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding interest, acquired fund fees and expenses, taxes, and extraordinary expenses) at no more than 0.08% of the Fund's average daily net assets. This arrangement is in effect through January 31, 2011.

During the fiscal years ended September 30, 2009, September 30, 2008, and September 30, 2007, the investment advisory fees paid to the Manager were $[_______], $3,453,342 and $2,094,335, respectively. During such years, the
Manager waived advisory fees in the amounts of $[_______], $3,039,963 and $1,888,988, respectively.


THE SUB-ADMINISTRATOR

The Manager has entered into a Sub-Administration Agreement with PNC, which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Manager under its management agreement; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board Meetings, including the mailing of all Board materials, and collates the same materials into the Board books; and assists in the drafting of minutes of the Board meetings; (d) prepares reports to the Fund's shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the "Code"), and the Fund's investment restrictions; (g) furnishes to the Manager with such statistical and other factual information and information regarding economic factors and trends as the Manager from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Manager pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Manager as follows: up to $10 billion - ..0275%; $10 billion to $15 billion - .0125%; over $15 billion - .01%. The
Sub-Administrator's fee is paid by the Manager and will result in no additional expense to the Trust. The Fund does pay the Sub-Administrator's out-of-pocket costs.

COUNSEL

Paul, Hastings, Janofsky & Walker LLP, 75 E. 55th Street, New York, New York 10022, serves as the Fund's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


[__________], 2001 Market Street, Philadelphia, Pennsylvania 19103, independent registered public accounting firm, has been selected to audit the Fund's annual financial statements.


CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the Fund's cash and securities as well as the transfer and dividend disbursing agent (the "Custodian," "Transfer Agent" and "Dividend Disbursing Agent" respectively) for its shares. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at the BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street and acts as the Fund's transfer agent and dividend disbursing agent. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

THE DISTRIBUTOR

The Trust, on behalf of the Fund, has entered into a Distribution Agreement with the Distributor, a New York corporation that is a subsidiary of Gabelli Securities, Inc., having principal offices located at One Corporate Center, Rye, New York 10580-1422. Gabelli Securities, Inc. is a majority owned subsidiary of GBL. The Distributor acts as agent of the Fund for the continuous offering of its shares on a no-load basis at no cost to the Fund. In connection with the sale of the Fund's shares, the Trust has authorized the Distributor to give only such information and to make only such statements and representations as are contained in the Fund's Prospectus or SAI. Sales may be made only by Prospectus, which may be delivered personally or through the mails. The Distributor is the Fund's "principal underwriter" within the meaning of the 1940 Act and bears all costs of preparing, printing, and distributing reports and prospectuses used by the Trust in connection with the sale of the Fund's shares and all sales literature printed, fund expenses, and expenses in connection with the foregoing.

The Distribution Agreement is terminable by the Distributor or the Trust at any time without penalty on not more than sixty (60) days nor less than thirty (30) days written notice, provided that termination by the Trust must be directed or approved by the Trustees, by the vote of the holders of a majority of the outstanding voting securities of the Trust, or by written consent of a majority of the Independent Trustees. The Distribution Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act. The Distribution Agreement provides that, unless terminated, it will remain in effect from year to year, so long as continuance of the Distribution Agreement is approved annually by the Trustees or by a majority of the outstanding voting shares of the Trust, and in either case, also by a majority of the Independent Trustees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Manager is responsible for all decisions to buy and sell securities for the Fund, arranging the execution of portfolio transactions on the Fund's behalf, and selection of brokers and dealers to effect the transactions. Purchases of portfolio securities are made from dealers, underwriters, and issuers; sales, if any, prior to maturity, are made to dealers and issuers. The Fund does not normally incur any brokerage commission expense on such transactions. There were no brokerage commissions incurred by the Fund since its commencement of operations. The instruments purchased by the Fund are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The policy of the Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions.

                               PURCHASE OF SHARES


The procedures for purchasing shares of the Fund are summarized in the Fund's Prospectuses under "Purchase of Shares."


                                RETIREMENT PLANS

The Trust has available an Individual Retirement Account ("IRA") form for investment in Fund shares, which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Fund is $1,000 for an individual. There is no minimum for additional investments in an IRA.

Under the Code, individuals may make wholly or partly tax deductible IRA contributions of up to $5,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and/or their income level. However, dividends and distributions held in such accounts are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for their spouse under the same conditions and contribute a maximum of $10,000 annually to both IRAs provided that no more than $5,000 may be contributed to the IRA of either spouse. Investors satisfying statutory income levels requirements may make non-deductible contributions of up to $10,000 annually to a Roth IRA, distributions from which are not subject to tax if a statutory five year holding period requirement is satisfied. Individuals of age 50 or over may make catch-up contributions of an additional $1,000.

Investors who are self-employed may purchase shares of the Fund through tax deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R. 10 plans; the Fund does not currently act as sponsor for such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax deferred basis until distributions are made from the plans. The minimum initial investment for such plans is $1,000 and there is no minimum for additional investments.


Investors should be aware that they may be subject to penalties or additional tax on contributions or withdrawals from IRAs or other retirement plans, which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone the Distributor.

                              REDEMPTION OF SHARES


The procedures for redemption of shares of the Fund are summarized in the Prospectuses under "Redemption of Shares." The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder.


None of the Manager, the Transfer Agent, the Trust, or any of their affiliates or agents will be liable for any loss, expense, or cost when acting upon any oral, wired, or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If a shareholder is unable to contact the Trust by telephone, a shareholder may mail the redemption request to the Distributor at The Gabelli Funds, P.O. Box 8308, Boston, Massachusetts 02266-8308.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without redemption fees. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the Fund's yield and current market yields, which could have the effect of reducing the Fund's yield. In addition, frequent purchases and redemptions of the Fund's shares will increase the Fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the portfolio by the Manager. Most portfolio transaction costs are not included in the Fund's annual operating expenses shown in the Fund's fee table in its Prospectuses, but do detract from the Fund's performance.

The boards of the various non-money market Gabelli/GAMCO mutual funds have approved policies and procedures that are intended to discourage such trading practices in those mutual funds and that may apply to exchanges from or into the Fund. If you plan to exchange your money market shares for shares of another fund, please read the prospectus of that other mutual fund.

                        DETERMINATION OF NET ASSET VALUE


The method for determining the public offering price of the Fund's shares and the NAV is summarized in the Prospectuses under "Pricing of Fund Shares."


The Fund relies on Rule 2a-7 under the 1940 Act to use the amortized cost valuation method to stabilize the purchase and redemption price of its shares at $1.00 per share. This method of valuation involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of interest rate fluctuations on the market value of the securities. While reliance on Rule 2a-7 should enable the Fund, under most conditions, to maintain a $1.00 share price, there can be no assurance that the Fund will be able to do so, and investment in the Fund is neither insured nor guaranteed by the U.S. Government.

As required by Rule 2a-7, the Trustees have adopted the following policies relating to the Fund's use of the amortized cost method:

     (a) The Trustees have established procedures that they consider to be reasonably designed, taking into account current market conditions affecting the Fund's investment objective, to stabilize its net asset value at $1.00 per share.

     (b) The Trustees (i) have adopted procedures whereby the extent of deviation between the current NAV calculated using available market quotations or market-based quotations from the Fund's amortized cost price per share will be determined at such intervals as the Trustees deem appropriate and as are reasonable in light of current market conditions, (ii) will periodically review the amount of deviation as well as the methods used to calculate the deviation, and (iii) will maintain records of the determination of deviation and the Trustees' review thereof. In the event such deviation exceeds 3/10 of 1%, the Trustees will promptly consider what action, if any, should be taken to prevent the deviation from exceeding 1/2 of 1%. Where the Trustees believe the extent of deviation may result in material dilution or other unfair results to investors or redeeming shareholders, they shall take such action as they deem appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results.

     (c) The Fund will seek to maintain a dollar weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV; provided, however, that it will not purchase any instrument with a remaining maturity (as determined pursuant to Rule 2a-7) longer than 397 days nor maintain a dollar weighted average portfolio maturity that exceeds 90 days.

     (d) The Fund will limit its portfolio investments, including repurchase agreements, to those United States dollar denominated securities which the Manager, acting in accordance with procedures and guidelines approved by the Trustees, determines to be of eligible quality and to present minimal credit risks. The Fund will invest in U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations. The types of U.S. Treasury obligations in which the Fund will invest include (1) bills, notes, and bonds issued by the U.S. Treasury that are direct obligations of the U.S. Government and (2) component parts of U.S. Treasury notes and bonds, namely, either the corpus (principal) of such Treasury obligations or one or more of the interest payments scheduled to be paid on such obligations.

     (e) The Fund will record, maintain, and preserve permanently in an easily accessible place a written copy of the procedures described above and will record, maintain, and preserve for a period of not less than six years (two years in an easily accessible place) a written record of the Trustees' considerations and actions taken in connection with the discharge of their obligations set forth above.

While the procedures adopted by the Trustees have been designed to enable the Fund to achieve its investment objective of high current income consistent with preservation of principal and liquidity, there can be no assurance that a constant share price of $1.00 will be maintained. In the event that market conditions or changes in issuer creditworthiness result in a substantial deviation between the Fund's $1.00 amortized cost price per share and its NAV based on the market value of the Fund's portfolio, the Trustees will take such action as they deem appropriate to eliminate or reduce to the extent possible any dilution of shareholder interests or other unfair results to existing shareholders or investors. Such action may include basing the purchase and redemption price of Fund shares on the Fund's market based net asset value, with the result that the Fund's price per share may be higher or lower than $1.00.

                                    TAXATION

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership, and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each current and prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local, and foreign tax consequences of investing in the Fund. The Fund has qualified, and intends to continue to qualify, as a "regulated investment company" under Subchapter M of the Code. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income.

The Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers in which the Fund owns 20% or more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and capital gains that it distributes to its shareholders, provided that it distributes to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., taxable income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax exempt income for the taxable year. The Fund will be subject to income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Under the Code, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount equal to, at a minimum, the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its net capital gains in excess of its capital losses for the twelve month period ending, as a general rule, on October 31 of the calendar year, and (3) all ordinary income and net capital gains for prior years that were not previously distributed and on which no Federal income tax was paid. The Fund intends to avoid the excise tax by making timely distributions.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to U.S. federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions will be eligible
(i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.

Generally, you will owe tax on the amounts the Fund distributes to you, regardless of whether you receive these amounts in cash or reinvest them in additional Fund shares. Shareholders not subject to tax on their income generally will not be required to pay any tax on amounts distributed to them. Federal income tax on distributions to an IRA or to a qualified retirement plan will generally be deferred. Dividends and capital gain distributions are generally taxable when you receive them; however, if a distribution is declared by the Fund in October, November, or December, but not paid until January of the following year, it will be considered to be paid on December 31 in the year in which it was declared.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate share of the undistributed amount, (b) will be entitled to credit their proportionate share of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service ("IRS").

Capital gains, if any, derived from sales of portfolio securities held by the Fund will generally be designated as long-term or short-term. Distributions from the Fund's long-term capital gains are, for individuals, generally taxed at favorable long-term capital gains rates regardless of how long you have owned shares in the Fund. Dividends from other sources (including short-term capital gains) are generally taxed as ordinary income. The Fund does not expect that any portion of its dividends will be treated as qualified dividend income eligible for taxation at long-term capital gain rates for shareholders that are individuals. Distributions and dividends may be subject to state and local taxes. Shortly after the end of each year, you will receive from the Fund a statement of the amount and nature of the distributions made to you during the year.

Upon sale, exchange, or redemption of your Fund shares, you will realize a taxable gain or loss equal to the difference between the amount realized and your basis in the shares. Such gain or loss will be treated as capital gain or loss if you hold the shares as capital assets, and will be long-term capital gain or loss if you held the shares for more than one year and short-term capital gain or loss if you held the shares for one year or less. Any loss realized on a sale, exchange, or redemption will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61 day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss you realize on the sale of a Fund share held for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains you received with respect to such share. An exchange from one share class within a fund to another share class within the same fund is not a taxable transaction, provided that such classes have identical rights with respect to fund assets.

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions, and redemption proceeds payable to you if (i) you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or (ii) you or the Fund have been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against your U.S. federal income tax liability.

NOTICES; OTHER TAXES

NOTICES. Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions, and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

OTHER TAXES. Dividends, distributions, and redemption proceeds may also be subject to additional state, local, and foreign taxes depending on each shareholder's particular situation.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

NON U.S. SHAREHOLDERS

Dividends by the Fund paid to non U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non U.S. shareholder were a U.S. shareholder. A non U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

                        DESCRIPTION OF THE FUND'S SHARES

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Fund is the initial series of shares of beneficial interest (par value $.001) of the Trust. The Fund consists of three classes of shares: Class AAA, Class A, and Class C. The Trustees are authorized to designate one or more additional series of shares of beneficial interest of the Trust, each series representing a separate investment portfolio. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, liquidation (see "Redemption of Shares"), and voting rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

Shares have no preference, preemptive, conversion, or similar rights. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.

The Fund sends semi-annual and annual reports to all of its shareholders, which include a list of the Fund's portfolio securities and the Fund's financial statements, which shall be audited annually. Unless it is clear that a shareholder holds as nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual, and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust, or the

By-Laws of the Trust. In addition, the Trust will call a special meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees, if requested to do so by the holders of at least 10% of the Trust's outstanding shares, and the Trust will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

Shares of the Trust have noncumulative voting rights which means that the holders of more than 50% of shares can elect 100% of the Trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect a person or persons as Trustees. The Transfer Agent does not issue certificates evidencing Fund shares.

                              FINANCIAL STATEMENTS


The Fund's financial statements for the fiscal year ended September 30, 2009, including the Report of [_____], independent registered public accounting firm, are incorporated herein by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge by calling 800-Gabelli (800-422-3554) or through the internet at www.gabelli.com. [_____] provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings.

                            PART C: OTHER INFORMATION

Item 28. EXHIBITS

         (a)(i) Certificate of Trust, dated May 21, 1992, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on August 26, 1992.

         (a)(ii) Certificate of Amendment to the Certificate of Trust dated August 18, 1992 is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement as filed with the SEC via EDGAR on January 31, 1997 (Accession No. 0000927405-97-000023) ("Post-Effective Amendment No. 6").

         (a)(iii) Agreement and Declaration of Trust, dated May 21, 1992, is incorporated by reference to Post-Effective Amendment No. 6.


         (a)(iv) Certificate of Designation of Class A Shares, dated August 19, 2008, is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement as filed with the SEC via EDGAR on January 28, 2009 (Accession No. 0000935069-09-000169)
                  ("Post-Effective Amendment No. 23").

         (a)(v) Certificate of Designation of Class C Shares, dated August 19, 2008, is incorporated by reference to Post-Effective Amendment No. 23.

         (b) Amended and Restated By-Laws, dated August 19, 2009 are filed herewith.

         (c)      Not Applicable.

         (d)(i) Management Agreement between the Registrant and Gabelli Funds, Inc., dated December 16, 1994, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC via EDGAR on February 1, 1996 (Accession No. 0000927405-96-000036) ("Post-Effective Amendment No. 5").

         (d)(ii) Amendment to the Management Agreement between the Registrant and Gabelli Funds, LLC, dated November 17, 1999, is incorporated by reference to Post- Effective Amendment No. 10 to the Registration Statement as filed with the SEC via EDGAR on November 29, 1999 (Accession No. 0000927405-99- 000362)
                  ("Post-Effective Amendment No. 10").


         (d)(iii) Fee Waiver and Expense Reimbursement Agreement, dated November 17, 2009, to be filed by Amendment.


         (e) Distribution Agreement between the Registrant and Gabelli & Company, Inc., dated August 18, 1992, is incorporated by reference to Post-Effective Amendment No. 5.

         (f)      Not Applicable.

         (g) Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated August 18, 1992, is incorporated by reference to Post-Effective Amendment No. 6.

         (h) Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company, dated August 18, 1992, is incorporated by reference to Post-Effective Amendment No. 6.

         (i) Opinion of Counsel is incorporated herein by reference and was previously filed with Registrant's Post-Effective Amendment No. 10.

         (j)(i) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, to be filed by Amendment.

         (j)(ii) Consent of Paul, Hastings, Janofsky & Walker LLP, to be filed by Amendment.


         (j)(iii) Powers of attorney for Mario J. Gabelli, Anthony J. Colavita, Vincent D. Enright, Thomas E. O'Connor, John J. Parker, Karl Otto Pohl and Anthonie C. van Ekris, dated December 12, 1996, is incorporated by reference to Post- Effective Amendment No. 14 to the Registration Statement as filed with the SEC via EDGAR on January 31, 2003. (Accession No. 0000935069-03-000092).


         (j)(iv) Power of Attorney for Robert C. Kolodny is incorporated by reference to Post-Effective Amendment No. 23.


         (j)(v) Secretary's Certificate ratifying and approving a power of attorney for Mario J. Gabelli, dated February 18, 1998, is incorporated by reference to Post-Effective Amendment No. 10.

         (k)      Not Applicable.

         (l)(i) Share Purchase Agreement for Class AAA Shares, dated August 6, 1992, is incorporated by reference to Post-Effective Amendment No. 6.

         (m)      Not Applicable.

         (n) Amended and Restated Multiclass Plan is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement as filed with the SEC via EDGAR on November 14, 2008 (Accession No. 0000935069-08-002659).

         (o)      Not Applicable.

         (p)      Not Applicable as the Fund is a Money Market Fund.


Item. 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

Item. 30. INDEMNIFICATION

         To the extent consistent with Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Sections 2 and 3 of Article VII of the Registrant's Agreement and Declaration of Trust and Article VI of the Registrant's Amended and Restated By-Laws, Trustees, officers and employees of the Trust will be indemnified to the maximum extent permitted by Delaware law and the 1940 Act.

         Reference is made to Sections 2 and 3 of Article VII of Registrant's Agreement and Declaration of Trust and Article VI of the Registrant's Amended and Restated By-Laws.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes that it will apply the indemnification provisions of its Agreement and Declaration of Trust, its Amended and Restated By-Laws, the Management Agreement, the Sub-Administration Agreement and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act.

Item. 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         Gabelli Funds, LLC (the "Manager") is a registered investment adviser providing investment management and administrative services to the Registrant. The Manager also provides similar services to other mutual funds.

         The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Manager during the past two fiscal years is incorporated by reference to the Form ADV filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item. 32. PRINCIPAL UNDERWRITER

         (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli 787 Fund, Inc., The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., GAMCO Gold Fund, Inc., The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli SRI Green Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value Fund Inc., and The GAMCO Westwood Funds.

         (b) The information required by this Item 32 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

         (c)      Not Applicable.

Item. 33 LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required by Section 31(a) of the 1940 Act and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

         Gabelli Funds, LLC
         One Corporate Center
         Rye, New York 10580-1422

         PNC Global Investment Servicing (U.S.) Inc.
         99 High Street
         Boston, Massachusetts 02110

         PNC Global Investment Servicing (U.S.) Inc.
         760 Moore Road
         King of Prussia, Pennsylvania 19406

         State Street Bank and Trust Company
         One Heritage Drive
         North Quincy, Massachusetts 02171

         Boston Financial Data Services, Inc.
         Two Heritage Drive
         North Quincy, Massachusetts 02171

Item. 34. MANAGEMENT SERVICES

         Not Applicable.

Item. 35. UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, THE GABELLI MONEY MARKET FUNDS, has duly caused this Post-Effective Amendment No. 24 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye and State of New York, on the 25th day of November 2009.

                                        THE GABELLI MONEY MARKET FUNDS


                                        By: /s/ Bruce N. Alpert
                                            ------------------------------------
                                            Bruce N. Alpert
                                            President and Principal Executive
                                            Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 24 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                      Title                     Date
---------------------------   ---------------------------   -----------------


/s/ Bruce N. Alpert           President and                 November 25, 2009
---------------------------   Principal Executive Officer
Bruce N. Alpert


/s/ Agnes Mullady             Principal Financial Officer   November 25, 2009
---------------------------   and Treasurer
Agnes Mullady


Mario J. Gabelli*             Trustee                       November 25, 2009
---------------------------
Mario J. Gabelli


Anthony J. Colavita*          Trustee                       November 25, 2009
---------------------------
Anthony J. Colavita


Vincent D. Enright*           Trustee                       November 25, 2009
---------------------------
Vincent D. Enright


Anthonie C. van Ekris*        Trustee                       November 25, 2009
---------------------------
Anthonie C. van Ekris


*By: /s/ Bruce N. Alpert
     --------------------------------
     Bruce N. Alpert
     Attorney-in-Fact

                                  EXHIBIT INDEX


Exhibit
 Number                        Description
-------   ----------------------------------------------------
28(b)     Amended and Restated By-Laws, dated August 19, 2009.

Exhibit 28(b)


                                  Exhibit 28(b)

                          AMENDED AND RESTATED BY-LAWS

                                       OF

                         THE GABELLI MONEY MARKET FUNDS

                           a Delaware Business Trust

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I OFFICES........................................................     1
   1.  PRINCIPAL OFFICE..................................................     1
   2.  DELAWARE OFFICE...................................................     1
   3.  OTHER OFFICES.....................................................     1
ARTICLE II MEETINGS OF SHAREHOLDERS......................................     1
   1.  TIME AND PLACE OF MEETINGS........................................     1
   2.  MEETINGS..........................................................     1
   3.  NOTICE OF MEETINGS................................................     2
   4.  QUORUM; ADJOURNMENTS..............................................     2
   5.  VOTE REQUIRED.....................................................     3
   6.  VOTING............................................................     3
   7.  PROXIES...........................................................     3
   8.  PROCEDURES AT MEETINGS............................................     3
   9.  INFORMAL ACTION BY SHAREHOLDERS...................................     3
ARTICLE III TRUSTEES.....................................................     4
   1.  POWERS............................................................     4
   2.  NUMBER OF TRUSTEES................................................     4
   3.  VACANCIES.........................................................     4
   4.  ANNUAL MEETINGS OF THE TRUSTEES...................................     4
   5.  REGULAR AND SPECIAL MEETINGS OF THE TRUSTEES......................     4
   6.  NOTICE OF SPECIAL MEETING.........................................     4
   7.  QUORUM; ADJOURNMENT...............................................     5
   8.  VOTING............................................................     5
   9.  EXECUTIVE AND OTHER COMMITTEES....................................     5
   10. PARTICIPATION IN MEETINGS BY TELEPHONE............................     6
   11. INFORMAL ACTION BY TRUSTEES.......................................     6
   12. COMPENSATION......................................................     6
ARTICLE IV  WAIVER OF NOTICE.............................................     6
ARTICLE V OFFICERS.......................................................     7
   1.  EXECUTIVE OFFICERS................................................     7
   2.  OTHER OFFICERS AND AGENTS.........................................     7

   3.  TENURE, RESIGNATION AND REMOVAL...................................     7
   4.  VACANCIES.........................................................     7
   5.  COMPENSATION......................................................     7
   6.  AUTHORITY AND DUTIES..............................................     8
   7.  CHAIRMAN..........................................................     8
   8.  PRESIDENT.........................................................     8
   9.  VICE-PRESIDENTS...................................................     8
   10. ASSISTANT VICE-PRESIDENT..........................................     8
   11. SECRETARY.........................................................     8
   12. ASSISTANT SECRETARIES.............................................     9
   13. TREASURER.........................................................     9
   14. ASSISTANT TREASURERS..............................................     9
ARTICLE VI INDEMNIFICATION OF TRUSTEES, OFFICERS, EMPLOYEES
           AND OTHER AGENTS..............................................     9
   1.  AGENTS, PROCEEDINGS AND EXPENSES..................................     9
   2.  ACTIONS OTHER THAN BY TRUST.......................................    10
   3.  ACTIONS BY THE TRUST..............................................    10
   4.  EXCLUSION OF INDEMNIFICATION......................................    10
   5.  SUCCESSFUL DEFENSE BY AGENT.......................................    11
   6.  REQUIRED APPROVAL.................................................    11
   7.  ADVANCE OF EXPENSES...............................................    11
   8.  OTHER CONTRACTUAL RIGHTS..........................................    12
   9.  LIMITATIONS.......................................................    12
   10. INSURANCE.........................................................    12
   11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN..............................    12
ARTICLE VII RECORDS AND REPORTS..........................................    12
   1.  MAINTENANCE AND INSPECTION OF SHARE REGISTER......................    12
   2.  MAINTENANCE AND INSPECTION OF BY-LAWS.............................    13
   3.  MAINTENANCE AND INSPECTION OF OTHER RECORDS.......................    13
   4.  INSPECTION BY TRUSTEES............................................    13
   5.  FINANCIAL STATEMENTS..............................................    13
ARTICLE VIII CONTRACTS, CHECKS AND DRAFTS................................    13
   1.  CHECKS, DRAFTS, EVIDENCE OF INDEBTEDNESS..........................    13
   2.  CONTRACTS AND INSTRUMENTS; HOW EXECUTED...........................    13
ARTICLE IX SHARES OF BENEFICIAL INTEREST.................................    14

   1.  CERTIFICATES OF SHARES............................................    14
   2.  TRANSFERS OF SHARES...............................................    14
   3.  FIXING OF RECORD DATE.............................................    14
ARTICLE X FISCAL YEAR....................................................    15
ARTICLE XI SEAL..........................................................    15
ARTICLE XII FEDERAL SUPREMACY............................................    15
ARTICLE XIII DECLARATION OF TRUST........................................    15
ARTICLE XIV AMENDMENTS...................................................    15

                                     BY-LAWS

                                       OF

                         THE GABELLI MONEY MARKET FUNDS

                            A Delaware Business Trust

     These By-Laws are made and adopted pursuant to Article IV, Section 3, of the Agreement and Declaration of Trust establishing The Gabelli Money Market Funds (the "Trust"), dated May 21, 1992, as from time to time amended (the "Declaration"). All words capitalized in these By-Laws that are not otherwise defined herein shall have the meaning or meanings set forth for such words or terms in the Declaration.

                                    ARTICLE I
                                     OFFICES

     SECTION 1. PRINCIPAL OFFICE. The Board of Trustees shall fix and, from time to time, may change the location of the principal executive office of the Trust at any place within or without the State of Delaware.

     SECTION 2. DELAWARE OFFICE. The Board of Trustees shall establish a registered office in the State of Delaware and shall appoint as the Trust's registered agent for service of process in the State of Delaware an individual resident in the State of Delaware or a Delaware corporation or a foreign corporation authorized to transact business in the State of Delaware; provided that, in each case, the business office of such registered agent for service of process shall be identical with the registered Delaware office of the Trust.

     SECTION 3. OTHER OFFICES. The Board of Trustees may at any time establish an office or offices in the City of Rye, State of New York, and at such other places within or without the State of Delaware as the Trustees may from time to time designate or the business of the Trust may require.

                                   ARTICLE II
                            MEETINGS OF SHAREHOLDERS

     SECTION 1. TIME AND PLACE OF MEETINGS. All meetings of Shareholders shall be held at such time and place, whether within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     SECTION 2. MEETINGS. Meetings of Shareholders of the Trust or any Series shall be held whenever a vote of Shareholders is required by the Declaration and at such other times as the Trustees may determine to be necessary, appropriate or advisable. Meetings of Shareholders to consider any matter as to which a vote of Shareholders is required by the 1940 Act or is permitted by Sections 15(a), 16(a) or 32(a) of, or Rule 12b-1 under, the 1940 Act and as to which the Trustees have not called a meeting of Shareholders shall be called by the secretary upon the written request of the holders of Shares entitled to cast not less than ten percent (10%) of all the votes then entitled to be cast on such matter at a meeting of Shareholders. Such request shall state the purpose or purposes of such meeting and the matters proposed to be acted on thereat. The secretary shall inform such Shareholders of the estimated reasonable cost of preparing and mailing such notice of the meeting. Upon payment to the Trust of such costs, the secretary shall give notice stating the purpose or purposes of the meeting to each Shareholder entitled to vote at such meeting. Unless requested by Shareholders entitled to cast a majority of all votes entitled to be cast on such matter, a meeting need not be called to consider any matter which is substantially the same as a matter voted on at any meeting of Shareholders held during the preceding twelve (12) months.

     SECTION 3. NOTICE OF MEETINGS. Written notice of each meeting of Shareholders stating the place, date and hour thereof, and in the case of a special meeting, specifying the purpose or purposes thereof, s. all be given, to each Shareholder entitled to vote thereat, not less than ten (10) nor more than ninety (90) days prior to the meeting (i) by mail, (ii) by presenting it to such Shareholder personally, (iii) by leaving it at his residence or usual place of business, or (iv) to the extent permitted by applicable law, electronic mail or other form of legally permissible electronic transmission. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, addressed to the Shareholder at his post office address as it appears on the records of the Trust. Notice directed to a Shareholder by electronic mail or other form of electronic transmission may be transmitted to any address at which the Shareholder receives electronic mail or other electroninc transmissions.

     If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a Trustee has a direct or indirect financial interest, (ii) an amendment of the Declaration, (iii) a reorganization of the Trust, or (iv) a voluntary dissolution of the Trust, the notice shall also state the general nature of that proposal.

     SECTION 4. QUORUM: ADJOURNMENTS. Except as otherwise provided by law, by the Declaration or by these By-Laws, at all meetings of Shareholders the holders of forty percent (40%) of the Shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum for the transaction of business. When any one or more Series (or classes) is to vote as a single class separate from any other Shares, forty percent (40%) of the Shares of each such Series (or class) entitled to vote shall constitute a quorum at a Shareholder's meeting of that Series. This section shall not affect any applicable requirement of law or the Declaration for the vote necessary for the adoption of any measure. In the absence of a quorum, the Shareholders present in person or represented by proxy and entitled to vote thereat shall have power to adjourn the meeting from time to time without notice other than announcement at the meeting until such quorum shall be present; and at any meeting at which a quorum shall be present, the holders of Shares entitled to cast not less than a majority of all the votes entitled to be cast at such meeting shall also have the power to adjourn the meeting; provided however, that written notice shall be given as required by Article III, Section 3, if such meeting is adjourned to a date more than one hundred twenty (120) days after the record date originally scheduled with respect to the meeting. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted had a quorum been present at the time originally fixed for the meeting.

     SECTION 5. VOTE REQUIRED. Except as otherwise provided by applicable law, by the Declaration or by these By-Laws and subject to the provisions of Article III, Section 6(d) of the Declaration, when a quorum is present at any meeting, a majority of the Shares voted shall decide all questions and a plurality shall elect a Trustee.

     SECTION 6. VOTING. At any meeting of Shareholders, each Shareholder having the right to vote shall be entitled to vote in person or by proxy, and each Shareholder of record shall be entitled to one vote for each Share of beneficial interest and for the fractional portion of one vote for each fractional Share entitled to vote so registered in his name on the records of the Trust on the date fixed as the record date for the determination of Shareholders entitled to vote at such meeting. Shares held by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows, unless written instrument or court order providing to the contrary has been filed with the secretary of the Trust: (1) if only one votes, his vote will bind all; (2) if more than one vote, the vote of the majority will bind all; and (3) if more than one vote and the vote is evenly divided, the shares will be voted in accordance with the determination of a majority of such persons and any person appointed to act by a court of competent jurisdiction, or, in the absence of such appointment, the vote will be cast proportionately.

     SECTION 7. PROXIES. Each Shareholder entitled to vote at any meeting of Shareholders may authorize another person or persons to act for him by (i) a proxy signed by the Shareholder or by his duly authorized attorney or (ii) transmitting any authorization by telegram, cablegram, datagram, electronic mail or any other legally permissible electronic or telephonic means in accordance with the Trust's procedures. No proxy shall be valid after the expiration of eleven (11) months from its date, unless a longer period is provided for in the proxy.

     SECTION 8. PROCEDURES AT MEETINGS. At all meetings of Shareholders, all questions relating to the qualification of voters, the validity of proxies, the acceptance or rejection of votes, the order and manner in which matters are submitted to a vote, and all other matters relating to questions of procedure shall be decided by the chairman of the meeting, in a manner consistent with these By-Laws.

     SECTION 9. INFORMAL ACTION BY SHAREHOLDERS. Any action required or permitted to be taken at a meeting of Shareholders may be taken without a meeting if (i) a consent in writing, setting forth such action, is signed by the holders of outstanding Shares having not less than the minimum number of votes that would be necessary to authorize such action at a meeting of Shareholders at which all Shares issued and outstanding and entitled to vote thereat were present in person or by proxy, and (ii) such consents are filed with the records of the Trust.

                                   ARTICLE III
                                    TRUSTEES

     SECTION 1. POWERS. Subject to the applicable provisions of the Declaration and these By-Laws relating to action required to be approved by the Shareholders or by the outstanding Shares, the business and affairs of the Trust shall be managed and all powers shall be exercised by or under the direction of the Board of Trustees.

     SECTION 2. NUMBER OF TRUSTEES. The exact number of Trustees within the limits specified in the Declaration shall be fixed from time to time by a written instrument signed or a resolution approved at a duly constituted meeting by a majority of the Board of Trustees.

     SECTION 3. VACANCIES. Vacancies in the Board of Trustees may be filled by a majority of the remaining Trustees, though less than a quorum, or by a sole remaining Trustee, unless the Board of Trustees calls a meeting of Shareholders for the purpose of electing Trustees. In the event that less than a majority of the Trustees holding office at that time were so elected by the holders of the outstanding voting securities of the Trust, the Board of Trustees shall forthwith cause to be held as promptly as possible, and in any event within sixty (60) days, a meeting of such Shareholders for the purpose of electing Trustees to fill any existing vacancies in the Board of Trustees, unless such period is extended by order of the Commission.

     Notwithstanding the above, whenever and for so long as the Trust is a participant in or otherwise has in effect a Plan under which the Trust may be deemed to bear expenses of distributing its Shares as that practice is described in Rule 12b-1 under the 1940 Act, then the selection and nomination of the Trustees who are not interested persons of the Trust (as that term is defined in the l940 Act) shall be, and is, committed to the discretion of such disinterested Trustees.

     SECTION 4. ANNUAL MEETINGS OF THE TRUSTEES. The Trustees shall hold an annual meeting for the election of officers and the transaction of other business which may come before the meeting.

     SECTION 5. REGULAR AND SPECIAL MEETINGS OF THE TRUSTEES. The Trustees may in their discretion provide for regular or special meetings of the Trustees. Regular meetings of the Trustees may be held without further notice at such time and place as shall be fixed in advance by the Trustees. Special meetings of the Trustees may be called at any time by the president and shall be called by the president, vice president or the secretary upon the request of any two (2) Trustees or, if there shall be only one (1) Trustee, upon the request of such sole Trustee.

     SECTION 6. NOTICE OF SPECIAL MEETING. Notice of any special meeting of the Trustees shall be given by oral or written notice delivered personally, telephoned, telegraphed, mailed or electronically transmitted to each Trustee at his business or residence address. Personally delivered, telegram or electronically transmitted notice shall be given at least twenty-four (24) hours prior to the meeting. Notice by mail shall be given at least five (5) days prior to the meeting. If mailed, such notice will be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed given when the telegram is delivered to the telegraph company. Neither the business to be transacted at, nor the purpose of, any special meeting of the Trustees need be stated in the notice, unless specifically required by the 1940 Act.

     SECTION 7. QUORUM: ADJOURNMENT. A majority of the authorized number of Trustees shall constitute a quorum for the transaction of business; provided, that if less than a majority of such number of Trustees is present at any such meeting, a majority of the Trustees present or the sole Trustee present may adjourn the meeting from time to time without further notice until a quorum is present.

     SECTION 8. VOTING. The action of a majority of the Trustees present at a meeting at which a quorum is present shall be the action of the Trustees, unless the concurrence of a greater proportion or of any specified group of Trustees is required for such action by law, the Declaration or these By-Laws.

     SECTION 9. EXECUTIVE AND OTHER COMMITTEES. The Trustees may designate one or more committees, each committee to consist of one (I) or more Trustees and to have such title as the Trustees may consider to be properly descriptive of its function, except that not more than one committee shall be designated as the Executive Committee and that the Executive Committee shall consist of two (2) or more Trustees. Each such committee shall serve at the pleasure of the Trustees.

     In the absence of any member of such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a Trustee to act in the place of such absent member.

     The Trustees may delegate to any of the committees appointed under this Article m, Section 9, any of the powers of the Trustees, except the power to:
(1) amend the Declaration; (2) authorize the merger or consolidation of the Trust or the sale, lease or exchange of all or substantially all of the Trust Property belonging to the Trust or any Series; (3) approve the incorporation of the Trust; (4) approve the termination of the Trust; (5) declare dividends or distributions on Shares; (6) issue Shares except pursuant to a general formula or method specified by the Trustees by resolution; (7) amend these By-Laws; or
(8) elect or appoint or remove Trustees.

     Each committee as and when requested by the Trustees, shall keep minutes or other appropriate written evidence of its meetings or proceedings and shall report the same to the Trustees and shall observe such other procedures with respect to its meetings as may be prescribed by the Trustees in the resolution appointing such committee, or, if and to the extent not so prescribed, as are prescribed in these By-Laws with respect to meetings of the Trustees.

     SECTION 10. PARTICIPATION IN MEETINGS BY TELEPHONE. Any Trustee may participate in a meeting of the Trustees or of any committee of the Trustees by means of conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting except as provided by the 1940 Act.

     SECTION 11. INFORMAL ACTION BY TRUSTEES. Any action required or permitted to be taken at any meeting of the Trustees or of any committee of the Trustees may be taken without a meeting, if a consent in writing to such action is signed by each Trustee in the case of a meeting of Trustees, or each Trustee who is a member of the committee, in the case of a meeting of a committee, and such written consent is filed with the minutes of proceedings of the Trustees or of the committee. Any such consent may be executed in counterparts.

     SECTION 12. COMPENSATION. The Trustees shall determine and from time to time fix by resolution the compensation payable to Trustees for their services to the Trust in that capacity. Such compensation may, but need not, consist of a fixed annual fee or a fixed fee for attendance at meetings of the Trustees or of any committee of the Trustees of which the Trustees receiving such fees are members, or a combination of a fixed annual fee and a fixed fee for attendance. The Chairman, if any, of each committee of Trustees may be paid an additional amount for services rendered in such capacity. In addition, the Trustees may authorize the reimbursement of Trustees for their expenses for attendance at meetings of the Trustees or of any committee of the Trustees of which they are members. Nothing herein contained shall be construed to preclude any Trustee from serving the Trust in any other capacity and receiving compensation therefor.

                                   ARTICLE IV
                                WAIVER OF NOTICE

     Whenever any notice is required to be given pursuant to law, the Declaration or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to such notice, or, in the case of any waiver of notice of any meeting of Shareholders, signed by the proxy for a person entitled to notice thereof, whether before or after the time stated therein, shall be deemed equivalent of the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by law, the Declaration or these By-Laws. The attendance by any person at any meeting in person, or in the case of a meeting of Shareholders, by proxy, shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                    ARTICLE V
                                    OFFICERS

     SECTION 1. EXECUTIVE OFFICERS. The executive officers of the Trust shall be a president, a secretary and a treasurer. If the Trustees shall elect a chairman pursuant to Section 7 of this Article V, then the chairman shall also be an executive officer of the Trust. If the Trustees shall elect one or more vice-presidents, each such vice-president shall be an executive officer. The chairman, if there be one, shall be elected from among the Trustees, but no other executive officer need be a Trustee. Any two or more executive offices, except those of president and vice-president, may be held by the same person. A person holding more than one office may not act in more than one capacity to execute, acknowledge or verify on behalf of the Trust an instrument required by law to be executed, acknowledged and verified by more than one officer. The executive officers of the Trust shall be elected annually at a meeting of Trustees.

     SECTION 2. OTHER OFFICERS AND AGENTS. The Trustees may also elect or may delegate to the president, authority to appoint, remove, or fix the duties, compensation or terms of office of one or more assistant vice-presidents, assistant secretaries and assistant treasurers, and such other officers and agents as the Trustees shall at any time and from time to time deem to be advisable.

     SECTION 3. TENURE. RESIGNATION AND REMOVAL. Each officer of the Trust shall hold office until his successor is elected or appointed or until his earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any officer elected or appointed pursuant to Section 2 of the Article shall have been fixed by the Trustees or by the president acting under authority delegated by the Trustees, such officer shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed him. Any officer of the Trust may resign at any time by written notice to the Trust. Any officer or agent of the Trust may be removed at any time by the Trustees or by the president acting under authority delegated by the Trustees pursuant to
Section 2 of this Article if in its or his judgment the best interest of the Trust would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights between the Trust and such officer or agent.

     SECTION 4. VACANCIES. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Trustees or by the president acting under authority delegated by the Trustees pursuant to Section 2 of this Article. Each officer elected or appointed to fill a vacancy shall hold office for the balance of the term for which his predecessor was elected or appointed.

     SECTION 5. COMPENSATION. The compensation, if any, of all officers of the Trust shall be fixed by the Trustees or by the president acting under authority delegated by the Trustees pursuant to Section 2 of this Article.

     SECTION 6. AUTHORITY AND DUTIES. All officers as between themselves and the Trust shall have such powers, perform such duties and be subject to such restrictions, if any, in the management of the Trust as may be provided in these By-Laws, or, to the extent not so provided, as may be prescribed by the Trustees or by the president acting under authority delegated by the Trustees pursuant to
Section 2 of this Article.

     SECTION 7. CHAIRMAN. When and if the Trustees deem such action to be necessary or appropriate, they may elect a chairman from among the Trustees. The chairman shall preside at meetings of the Shareholders and of the Trustees; and he shall have such other powers and duties as may be prescribed by the Trustees. The chairman shall in the absence or disability of the president exercise the powers and perform the duties of the president.

     SECTION 8. PRESIDENT. The president shall be the chief executive officer of the Trust. He shall have responsibility for the general and active management of the business of the Trust, shall see to it that all orders, policies and resolutions of the Trustees are carried into effect, and, in connection therewith, shall be authorized to delegate to any vice-president of the Trust such of his powers and duties as president and at such times and in such manner as he shall deem advisable. In the absence or disability of the chairman, or if there be no chairman, the president shall preside at all meetings of the Shareholders and of the Trustees; and he shall have such other powers and perform such other duties as are incident to the office of a corporate president and as the Trustees may from time to time prescribe.

     SECTION 9. VICE-PRESIDENTS. The vice-president, if any, or, if there be more than one, the vice-presidents, shall assist the president in the management of the business of the Trust and the implementation of orders, policies and resolutions of the Trustees at such times and in such manner as the president may deem to be advisable. If there be more than one vice-president, the Trustees may designate one as the executive vice-president, in which case he shall be first in order of seniority, and the Trustees may also grant to other vice-presidents such titles as shall be descriptive of their respective functions or indicative of their relative seniority. In the absence or disability of both the president and the chairman, or in the absence or disability of the president if there be no chairman, the vice-president, or, if there be more than one, the vice-presidents in the order of their relative seniority, shall exercise the powers and perform the duties of those officers; and the vice-president or vice-presidents shall have such other powers and perform such other duties as from time to time may be prescribed by the president or by the Trustees.

     SECTION 10. ASSISTANT VICE-PRESIDENT. The assistant vice-president, if any, or if there be more than one, the assistant vice-presidents, shall perform such duties as may from time to time be prescribed by the Trustees or by the president acting under authority delegated by the Trustees pursuant to Section 2 of this Article.

     SECTION 11. SECRETARY. The secretary shall (a) keep the minutes of the meetings and proceedings and any written consents evidencing actions of the Shareholders, the Trustees and any committees of the Trustees in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; (c) be custodian of the corporate records and of the seal of the Trust, and, when authorized by the Trustees, cause the seal of the Trust to be affixed to any document requiring it, and when so affixed attested by his signature as secretary or by the signature of an assistant secretary; and (d) in general, perform such other duties as from time to time may be assigned to him by the president or by the Trustees.

     SECTION 12. ASSISTANT SECRETARIES. The assistant secretary, if any, or, if there be more than one, the assistant secretaries in the order determined by the Trustees or by the president, shall in the absence or disability of the secretary exercise the powers and perform the duties of the secretary, and he or they shall perform such other duties as the Trustees, the president or the secretary may from time to time prescribe.

     SECTION 13. TREASURER. The treasurer shall be the chief financial officer of the Trust. The treasurer shall keep full and accurate accounts of receipts and disbursements in books belonging to the Trust, shall deposit all moneys and other valuable effects in the name and to the credit of the Trust in such depositories as may be designated by the Trustees, and shall render to the Trustees and the president, at regular meetings of the Trustees or whenever they or the president may require it, an account of all his transactions as treasurer and of the financial condition of the Trust.

     If required by the Trustees, the treasurer shall give the Trust a bond in such sum and with such surety or sureties as shall be satisfactory to the Trustees for the faithful performance of the duties of his office and for the restoration to the Trust, in case of his death, resignation, retirement or removal from office, all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Trust.

     SECTION 14. ASSISTANT TREASURERS. The assistant treasurer, if any, or, if there be more than one, the assistant treasurers in the order determined by the Trustees or by the president, shall in the absence or disability of the treasurer exercise the powers and perform the duties of the treasurer, and he or they shall perform such other duties as the Trustees, the president or the treasurer may from time to time prescribe.

                                   ARTICLE VI
                     INDEMNIFICATION OF TRUSTEES, OFFICERS,
                           EMPLOYEES AND OTHER AGENTS

     SECTION 1. AGENTS. PROCEEDINGS AND EXPENSES. For the purpose of this Article, "agent" means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Article.

     SECTION 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that such person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust's best interests and (b), in all other cases, that his conduct was at least not opposed to the Trust's best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

     SECTION 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that such person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that such person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

     SECTION 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with this Trust.

     No indemnification shall be made under Sections 2 or 3 of this Article:

     (a) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

     (b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

     (c) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

     SECTION 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

     SECTION 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

     (a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the 1940 Act); or

     (b) A written opinion by an independent legal counsel.

     SECTION 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the 1940 Act), or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

     SECTION 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

     SECTION 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

     (a) That it would be inconsistent with a provision of the Declaration, a resolution of the shareholders, or an agreement in effect at the time of accrual of, the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

     (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

     SECTION 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Declaration.

     SECTION 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

                                   ARTICLE VII
                               RECORDS AND REPORTS

     SECTION 1. MAINTENANCE AND INSPECTION OF SHARE REGISTER. This Trust shall keep at its principal executive office or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the Board of Trustees, a record of its shareholders, giving the names and addresses of all shareholders and the number and series of shares held by each shareholder.

     SECTION 2. MAINTENANCE AND INSPECTION OF BY-LAWS. The Trust shall keep at its principal executive office the original or a copy of these By-Laws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours.

     SECTION 3. MAINTENANCE AND INSPECTION OF OTHER RECORDS. The accounting books and records and minutes of proceedings of the shareholders and the Board of Trustees and any committee or committees of the Board of Trustees shall be kept at such place or places designated by the Board of Trustees or in the absence of such designation, at the principal executive office of the Trust. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney and shall include the right to copy and make extracts.

     SECTION 4. INSPECTION BY TRUSTEES. Every Trustee shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

     SECTION 5. FINANCIAL STATEMENTS. The Trustees shall submit to the shareholders a written financial report meeting the requirements of the 1940 Act as required by the 1940 Act, as amended from time to time. Inspection of the shareholder list and books and records of the Trust shall be at the discretion of the Trustees.

                                  ARTICLE VIII
                          CONTRACTS, CHECKS AND DRAFTS

     SECTION l. CHECKS. DRAFTS. EVIDENCE OF INDEBTEDNESS. All checks, drafts, or other orders for payment of money, notes or other evidences of indebtedness issued in the name of or payable to the Trust shall be signed or endorsed in such manner and by such person or persons as shall be designated from time to time in accordance with the resolution of the Board of Trustees.

     SECTION 2. CONTRACTS AND INSTRUMENTS: HOW EXECUTED. The Board of Trustees, except as otherwise provided in these By-Laws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Trust and this authority may be general or confined to specific instances; and unless so authorized or ratified by the Board of Trustees or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the Trust by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

                                   ARTICLE IX
                          SHARES OF BENEFICIAL INTEREST

     SECTION 1. CERTIFICATES OF SHARES. No Shareholder shall be entitled to a certificate or certificates which represent and certify the number of Shares held by him in the Trust or any Series.

     SECTION 2. TRANSFERS OF SHARES. Shares of the Trust or any Series shall be transferred by recording the transaction on the books of the Trust or its transfer or shareholder servicing agent upon presentation of proper evidence of succession, assignment or authority to transfer.

     The Trust shall be entitled to treat the holder of record of any Share or Shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law.

     SECTION 3. FIXING OF RECORD DATE. For the purpose of determining the Shareholders entitled to notice of, or to vote at, any meeting of Shareholders or at any adjournment thereof in respect of which a new record date is not fixed, or to express written consent to or dissent from the taking of corporate action without a meeting, or for the purpose of determining the Shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of Shares, or for the purpose of any other lawful action, the Trustees may fix, in advance, a date as the record date for any such determination of Shareholders. Such date shall not be more than ninety (90) days, and in case of a meeting of Shareholders not less than ten (10) days, before the date on which the meeting or particular action requiring such determination of Shareholders is to be held or taken. If no record date is fixed, (a) the record date for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be the later of: (i) the close of business on the day on which the notice of meeting is first mailed to any Shareholder; (ii) the thirtieth (30th) day before the meeting; (b) the record date for determining the Shareholders entitled to express written consent to the taking of any action without a meeting, when no prior action by the Trustees is necessary, shall be the day on which the first written consent is expressed; and (c) the record date for the determination of Shareholders entitled to receive payment of a dividend or other distribution or an allotment of any other rights shall be at the close of business on the day on which the resolution of the Trustees, declaring the dividend, distribution or allotment of rights, is adopted.

                                    ARTICLE X
                                   FISCAL YEAR

     The fiscal year of the Trust or any Series shall be fixed and may from time to time be changed by resolution of the Trustees.

                                   ARTICLE XI
                                      SEAL

     The Trustees shall adopt a seal, which shall be in such form and shall have such inscription thereon as the Trustees may from time to time provide. The seal of the Trust may be affixed to any document, and the seal and its attestation may be lithographed, engraved or otherwise printed on any document.

                                   ARTICLE XII
                                FEDERAL SUPREMACY

     If at any time when the Trust is registered as an investment company under the 1940 Act, any of the foregoing provisions of these By-Laws or the law of the State of Delaware relating to business trusts shall conflict or be inconsistent with any applicable provision of the 1940 Act, the applicable provision of the 1940 Act shall be controlling and the Trust shall not take any action which is in conflict or inconsistent therewith.

                                  ARTICLE XIII
                              DECLARATION OF TRUST

     The Agreement and Declaration of Trust establishing the Trust, dated May 21, 1992, and all amendments thereto, provides that the name "The Gabelli Money Market Funds" refers to the Trustees under Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, Shareholder, officer, employee or agent of the Trust shall be held personally liable, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection the affairs of the Trust, but the Trust Property only shall be liable.

                                   ARTICLE XIV
                                   AMENDMENTS

     These By-Laws may be amended, altered or repealed, or new By-Laws may be adopted by the Trustees. The Trustees shall in no event adopt By-Laws which are in conflict with the Declaration, and, subject to Article XII, Section 2, of these By-Laws, any apparent inconsistency shall be construed in favor of the related provisions in the Declaration.

Amended & Restated: August 19, 2009

(212) 318-6275
rachaelschwartz@paulhastings.com

November 25, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:  The Gabelli Money Market Funds (the "Company")
     Post Effective Amendment No. 24 to the Registration Statement on Form N-1A (33-48220)

Ladies and Gentlemen:

On behalf of the Company, we transmit for filing under the Securities Act of 1933 (the "Act") and the Investment Company Act of 1940 one copy of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (the "Registration Statement") marked to show changes from Post-Effective Amendment No. 23. It is proposed that this filing will become effective on January 28, 2010, pursuant to paragraph (a)(1) of Rule 485 of the Securities Act of 1933.

The Company is making this filing pursuant to Rule 485(a) to include Items 2-8 of the amended Form N-1A in compliance with the new summary prospectus requirements.

The Company is requesting that this Post-Effective Amendment receive limited review pursuant to Investment Company Release No. 13768 (February 15, 1984).

If you have any questions or comments regarding the filing, please do not hesitate to contact me at (212) 318-6275.

Very truly yours,


/s/ Rachael Schwartz
Rachael Schwartz
for PAUL, HASTINGS, JANOFSKY & WALKER LLP

Enclosures